Prospectus

May 1, 2017

Class A, Class C, Class I and Class F

Tickers
Fund	Class A	Class C	Class I	Class F
Salient Adaptive Growth Fund	SRPAX	SRPCX	SRPFX	N/A
Salient MLP & Energy Infrastructure Fund	SMAPX	SMFPX	SMLPX	N/A
Salient Tactical Plus Fund	SBTAX	SBTCX	SBTIX	BTPIX
Salient Trend Fund	SPTAX	SPTCX	SPTIX	N/A

Neither Securities and Exchange Commission nor Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

The Salient MLP & Energy Infrastructure Fund also offers R6 Shares by a separate prospectus, which is available upon request.

Salient Adaptive Growth Fund

Investment Objective

The investment objective of the Salient Adaptive Growth Fund (the “Fund”) is to seek long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Salient funds contained in the Salient MF Trust. More information about these and other discounts is available from your financial professional and in the “Purchasing Shares” section of the Fund’s prospectus and “Additional Services and Programs” section of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C		Class I

Maximum Front-End Sales Charge (load) on Purchases (as a percentage of purchase price)	5.50%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase or sale price, whichever is less)	1.00	%(1)	1.00	%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	0.60%	0.63%	0.63%
Other Expenses of the Subsidiary(3)	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.89%	2.67%	1.67%
Less Management Fee Waiver/ Reimbursement(4)	–0.25%	–0.28%	–0.28%
Net Annual Expenses	1.64%	2.39%	1.39%

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. As a result, Class A shares that were not subject to a front-end sales charge, but for which a commission or finder’s fee was paid, may be subject to a contingent deferred sales charge (CDSC) of 1.00% if such Class A shares are sold within twelve months of purchase. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within twelve months of purchase.

(2)	Other Expenses include expenses related specifically to each class, such as administrative services fees.
(3)	Other Expenses of the Subsidiary, the Salient Adaptive Growth Offshore Fund Ltd. (the “Subsidiary”), include the expenses borne by the Fund as the sole shareholder of the Subsidiary, including administrative, custody and legal expenses.

(4)	Under the Expense Limitation Agreement, Salient Advisors, L.P. (“Salient Advisors” or the “Advisor”) has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage and transactional expenses, interest, short dividend expense, any acquired fund fees and expenses, expenses associated with the Fund’s investment in the Subsidiary, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets. The Expense Limitation Agreement expires on April 30, 2018, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Expense Limitation Agreement may not be terminated by the Fund’s investment advisor prior to April 30, 2018 and may only be modified or terminated by a majority vote of the Independent Trustees. The Advisor is permitted to recover expenses attributable to the Fund or a Class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the Expense Limitation Agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Examples

These Examples are intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same, and that the contractual fee waiver/reimbursement is in place for the first year.

Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I

1 Year	$708	$342	$142
3 Years	$1,088	$803	$499
5 Years	$1,493	$1,389	$881
10 Years	$2,618	$2,978	$1,950

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C	Class I

1 Year	$708	$242	$142
3 Years	$1,088	$803	$499
5 Years	$1,493	$1,389	$881
10 Years	$2,618	$2,978	$1,950

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Salient Adaptive Growth Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities and investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover for fiscal year ended December 31, 2016 was 0% of the average value of its portfolio. Under applicable requirements, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate shown above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate.

Principal Investment Strategies

The Fund is a risk-targeted portfolio that invests primarily in futures contracts and other financially-linked derivatives, as well as individual securities, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) in order to gain exposure to global equity markets, global interest rate markets, global credit markets, and global commodity markets. Risk-targeted means a portfolio management process by which the Advisor seeks to maintain a consistent, chosen level of risk as measured by the annualized standard deviation of returns. The Fund will also invest in the Subsidiary, a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands for purposes of certain of the Fund’s derivatives trading. The portfolio targets a constant level of volatility similar to the long-term volatility of global equity markets while simultaneously seeking to source that risk in a balanced manner within and across asset classes. The Advisor uses a dynamic quantitative model to measure and allocate based on current and expected market conditions including but not limited to correlation, volatility and momentum (the continuation of recent price trends). The Fund will hold a large portion of its assets, either directly or indirectly (through the Subsidiary, as discussed below) in cash and money market instruments, some of which serve as collateral for the funds futures and other derivative positions. The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. The Advisor may accordingly seek to limit or cap the notional amount attributable to individual contracts, markets, or the portfolio in the aggregate to reflect operational risk control parameters. The Fund also may invest from time to time in equity securities of companies having any capitalization and may invest in debt securities of any maturity.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page 42 of the prospectus.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Cash and Cash Equivalents Risk: It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

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Salient Adaptive Growth Fund

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies, including foreign exchange forward contracts and other currency-related futures contracts. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

•

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

•

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•

Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

•

Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition there can be no assurance given that any derivatives strategy will succeed and the Fund may lose money as a result of its use of derivative instruments.

Emerging Market and Frontier Market Risk: Emerging market and frontier market securities present greater investment risks than investing in the securities of U.S. companies. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. The price of such shares

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Salient Adaptive Growth Fund

is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Many ETFs have obtained exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) permitting unaffiliated funds to invest in shares of the ETF beyond the limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs, and the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act.

Exchange-Traded Notes (“ETNs”) Risk: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund bears its proportionate share of any fees and expenses associated with investment in such securities. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity, and it may be difficult for the Fund to sell its ETN holdings due to limited availability of a secondary market.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Forward and Futures Contracts Risk: The successful use of forward and futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Government-Sponsored Enterprises (GSE) Risk: Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. As a result, securities issued by GSEs carry greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Investment in Money Market Mutual Funds Risk: The Fund invests in money market mutual funds. While government money market funds seek to transact at a $1.00 per share stable net asset value, certain other money market funds transact at a fluctuating net asset value, and it is possible to lose money by investing in money market funds. Further, money market funds may impose a fee upon redemption or may temporarily suspend redemptions if the fund’s liquidity falls below required minimum because of market conditions or other factors. Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Leverage Risk: As part of the Fund’s principal investment strategy, the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments. The futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk: Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so.

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Salient Adaptive Growth Fund

The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Lower-Rated Debt Securities (“Junk Bonds”) Risk: Securities rated below investment grade and comparable unrated securities are often referred to as “junk bonds.” Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends or ultimately repay principal upon maturity. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the use of credit ratings to evaluate low-rated securities can involve certain risks.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk: The U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken various steps designed to support and stabilize credit and financial markets since 2008. Reduction or withdrawal of this support, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, new rules for trading in derivatives; restrictions on banking entities from engaging in proprietary trading of certain instruments; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Fund investments may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional regulation is not yet known. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Advisor relies heavily on quantitative models (both proprietary models developed by the Advisor, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Momentum Style Risk: Investing in momentum entails establishing long positions in securities that have had positive recent returns, and short positions in securities that have had negative recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.

Non-Diversification Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable SEC provisions under the 1940 Act.

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater

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Salient Adaptive Growth Fund

sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above).

There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund, including resulting in its orderly winding-up.

Swap Agreements Risk: Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore attempt to restrict its income from commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10 percent of its gross income.

The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute

“qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Tax Law Change Risk: Although the Internal Revenue Service (“IRS”) has issued published guidance that qualifying income for a regulated investment company does not include income derived directly from certain commodity-linked derivative instruments, the IRS had indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary such as the Subsidiary that invests in such commodity-linked derivative instruments does constitute qualifying income. The Fund has not applied for such a private letter ruling, but relies upon an opinion of counsel based on customary representations that income derived from the Subsidiary should be treated as qualifying income. In 2016, the IRS issued Proposed Regulations affecting the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities. When such Proposed Regulations become effective, the Subsidiary will need to distribute its income to the Fund in a timely manner in order for such income to constitute “qualifying income.” If the Subsidiary is unable to make such distributions, the Fund would likely need to significantly change its investment strategy, which could adversely affect the Fund. It is possible that the Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to shareholders.

Underlying Funds Risk: Because the Fund may be an “Underlying Fund” for one or more related “fund of funds” and, therefore, a significant percentage of the Fund’s outstanding shares may be held by a fund of funds, a change in asset allocation by the fund of funds could result in purchases and redemptions of a large number of shares of the Fund, causing significant changes to the Fund’s portfolio composition, potential increases in expenses to the Fund and purchases and sales of securities in a short timeframe, each of which could negatively impact Fund performance.

U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6

Salient Adaptive Growth Fund

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns (before and after taxes) for 1 year and since the inception of the Fund compared with those of broad-based securities market indices, the MSCI All Country World Index (“ACWI”) Total Return and the Bloomberg Barclays US Aggregate Bond Index, and a composite securities market index, the 60/40 Index, consisting of an allocation of 60% MSCI ACWI Total Return (Equities) and 40% Bloomberg Barclays US Aggregate Bond Index (Bonds). If the Advisor had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be found on the Trust’s website at www.salientpartners.com or by calling 1-866-667-9228.

The bar chart below shows the Fund’s annual returns for Class I Shares. The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Calendar Year Total Returns—Class I

Best Quarter – June 30, 2016	12.31%
Worst Quarter – June 30, 2013	–15.41%

Average Annual Total Returns

For the period ended December 31, 2016

	1 Year	Since Inception
Salient Adaptive Growth Fund – Class I (Inception: 7/9/12)
Return Before Taxes	14.29%	2.75%
Return After Taxes on Distributions	8.37%	–0.83%
Return After Taxes on Distributions and Sale of Fund Shares	9.69%	0.98%
MSCI ACWI Total Return (reflects no deduction for fees, expenses or taxes)(1)	7.86%	9.35%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(1)	2.65%	1.81%
60/40 Index (reflects no deduction for fees, expenses or taxes)(1)(2)	5.92%	6.42%
Salient Adaptive Growth Fund – Class A (Inception: 11/15/12)
Return Before Taxes	7.87%	1.47%
Salient Adaptive Growth Fund – Class C (Inception: 10/1/12)
Return Before Taxes	11.91%	1.50%

(1)	Since the commencement of Class I shares.

(2)	The 60/40 Index represents an allocation of 60% MSCI ACWI Total Return (Equities), 40% Bloomberg Barclays US Aggregate Bond Index (Bonds).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the MSCI ACWI Total Return, the Bloomberg Barclays US Aggregate Bond Index and the 60/40 Index.

Investment Advisor/Portfolio Manager

Salient Advisors serves as investment advisor to the Fund. The Fund is managed by and all investment decisions are made by Roberto M. Croce, Ph.D., Director of Quantitative Research, Salient. Dr. Croce leads the Fund’s and the Subsidiary’s investment team. Dr. Croce has managed the Fund since its inception.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Initial purchases of shares of the Fund cannot be made directly from the Fund and must be made from a broker, dealer, or other financial intermediary that has entered into an

7

Salient Adaptive Growth Fund

agreement with the Fund’s distributor. You may make subsequent purchases or sell (redeem) all or part of your Fund shares: (i) through a financial intermediary, (ii) directly from the Fund by mail at Salient MF Trust, P.O. Box 182607, Columbus, Ohio 43218-2607; or by calling the Fund’s transfer agent at: 1-866-667-9228. However, should a financial intermediary no longer be assigned to your account, no additional purchases may be made until a new financial intermediary is assigned or you choose to purchase a different class of shares that does not require a financial intermediary.

The minimum initial investment amounts for Class A or Class C shares are:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$500 for Automatic Investment Plan accounts
•	$2,500 for all other accounts

Subsequent investments for Class A or Class C shares must be $100 or more.

The minimum initial investment requirement for Class I shares of the Fund is $1,000,000.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax and/or penalties.

Payments to Broker-dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8

Salient MLP & Energy Infrastructure Fund

Investment Objective

The Fund seeks to maximize total return (capital appreciation and income).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Salient funds contained in the Salient MF Trust. More information about these and other discounts is available from your financial professional and in the “Purchasing Shares” section of the Fund’s prospectus and “Additional Services and Programs” section of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C		Class I

Maximum Front-End Sales Charge (load) on Purchases (as a percentage of purchase price)	5.50%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase or sale price, whichever is less)	1.00	%(1)	1.00	%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	0.24%	0.28%	0.31%
Total Annual Fund Operating Expenses(3)	1.44%	2.23%	1.26%

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. As a result, Class A shares that were not subject to a front-end sales charge, but for which a commission or finder’s fee was paid, may be subject to a contingent deferred sales charge (CDSC) of 1.00% if such Class A shares are sold within twelve months of purchase. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within twelve months of purchase.

(2)	Other Expenses include expenses related specifically to each class, such as administrative services fees.

(3)	Under the Expense Limitation Agreement, Salient Capital Advisors, LLC (“Salient Capital” or the “Advisor”) has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets. The Expense Limitation Agreement expires on April 30, 2018, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Expense Limitation Agreement may not be terminated by the Fund’s investment advisor prior to April 30, 2018 and may only be modified or terminated by a majority vote of the Independent Trustees. The Advisor is permitted to recover expenses attributable to the Fund or a Class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the Expense Limitation Agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Examples

These Examples are intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same, and that the contractual fee waiver/reimbursement is in place for the first year.

Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I

1 Year	$689	$326	$128
3 Years	$980	$697	$400
5 Years	$1,293	$1,194	$691
10 Years	$2,177	$2,561	$1,521

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C	Class I

1 Year	$689	$226	$128
3 Years	$980	$697	$400
5 Years	$1,293	$1,194	$691
10 Years	$2,177	$2,561	$1,521

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover for the fiscal year ended December 31, 2016 was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure

9

Salient MLP & Energy Infrastructure Fund

Companies. The Fund invests in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The Fund also may invest in investment grade debt securities issued by MLPs and Energy Infrastructure Companies of any maturity. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies, including affiliates of MLPs, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Fund’s investments in the securities of MLPs, at the time of investment, will not exceed 25% of total assets as measured at the time of investment.

The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that are held in the portfolio (i.e., covered calls). The Fund may borrow to purchase securities, which would have the effect of adding leverage to the portfolio.

The Advisor’s investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Advisor employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment. Changes in the laws of the United States, including tax laws and regulations, could result in the inability of the Fund to operate as described in this prospectus and the SAI and could adversely affect the Fund (see “Tax Law Change Risk” below).

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page 42 of the prospectus.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Concentration Risk: The Fund concentrates its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when

10

Salient MLP & Energy Infrastructure Fund

due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

•

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•

Interest Rate Risk. The yields for certain securities (including for equity securities of MLPs and certain Midstream Energy Infrastructure Companies) are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

•

Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Industry Specific Risk: The MLPs and Energy Infrastructure Companies, including Midstream MLPs and Energy Infrastructure Companies, in which the Fund invests, are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.

•	Slowdowns in new construction and acquisitions can limit growth potential.

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an Energy Infrastructure Company or MLP to make distributions.

•	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs.

•	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities.

•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.

•	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure and MLP securities.

Leverage Risk: The Fund may make investments in futures contracts, forward currency contracts and other derivative instruments. The futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk: Although common units of MLPs trade on the exchanges, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

11

Salient MLP & Energy Infrastructure Fund

Market Events Risk: The U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken various steps designed to support and stabilize credit and financial markets since 2008. Reduction or withdrawal of this support, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, new rules for trading in derivatives; restrictions on banking entities from engaging in proprietary trading of certain instruments; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Fund investments may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional regulation is not yet known. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Master Limited Partnership Risk: Investments in the debt and equity securities of master limited partnerships involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

Non-Diversification Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales

(which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Tax Risk: The Fund’s ability to meet its objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the Fund invests. If an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

MLPs restructuring their debts as a result of a decline in oil prices and a decline in value of energy-related properties could result in the receipt of cancellation of debt income by MLP partners, including the Fund. The receipt of this taxable income by the Fund will result in increased investment company taxable income required to be distributed by the Fund, without corresponding cash distributions from the MLPs. The Fund might need to sell assets that it might not otherwise wish to sell in order to pay the required distributions.

In addition, the Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect any or all of the Fund, the MLPs and other portfolio companies in which the Fund invests. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Law Change Risk: Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

Underlying Funds Risk: Because the Fund may be an “Underlying Fund” for one or more related “fund of funds” and, therefore, a significant percentage of the Fund’s outstanding shares may be held by a fund of funds, a change in asset allocation by the fund of funds could result in purchases and redemptions of a large number of shares of the Fund, causing significant changes to the Fund’s portfolio composition, potential increases in expenses to the Fund and purchases and sales of securities in a short timeframe, each of which could negatively impact Fund performance.

12

Salient MLP & Energy Infrastructure Fund

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns (before and after taxes) for 1 year and since the inception of the Fund compare with those of the Alerian MLP Index, the benchmark index selected for the Fund Index. If the Advisor had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be found on the Trust’s website at www.salientpartners.com or by calling 1-866-667-9228.

The bar chart below shows the Fund’s annual returns for Class I Shares. The returns for Class A and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Calendar Year Total Returns—Class I

Best Quarter – June 30, 2016	27.10%
Worst Quarter – September 30, 2015	–30.57%

Average Annual Total Returns

For the period ended December 31, 2016

	1 Year	Since Inception
Salient MLP & Energy Infrastructure Fund – Class I (Inception: 9/19/12)
Return Before Taxes	42.08%	3.73%
Return After Taxes on Distributions	41.15%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	24.21%	3.64%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)(1)(2)	18.31%	0.73%
Salient MLP & Energy Infrastructure Fund – Class A (Inception: 12/21/12)
Return Before Taxes	34.13%	1.75%
Salient MLP & Energy Infrastructure Fund – Class C (Inception: 1/8/13)
Return Before Taxes	39.66%	1.65%

(1)	The Alerian MLP Index is a composite of the 50 most prominent energy MLPs that provides investors with an unbiased, comprehensive benchmark for the MLP asset class. The index is calculated using a float-adjusted, capitalization-weighted methodology.

(2)	Since the commencement of Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the Alerian MLP Index.

Investment Advisor/Portfolio Manager

Salient Capital serves as investment advisor to the Fund. The Fund is team managed and all investment decisions are made jointly and primarily by the team. The members of the Fund’s team are: Gregory A. Reid, President and Chief Executive Officer, and Frank T. Gardner III, CFA (Ted Gardner). Mr. Reid and Mr. Gardner have managed the Fund since its inception.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Initial purchases of shares of the Fund cannot be made directly from the Fund and must be made from a broker, dealer, or other financial intermediary that has entered into an agreement with the Fund’s distributor. You may make subsequent purchases or sell (redeem) all or part of your Fund shares: (i) through a financial intermediary, (ii) directly from the Fund by mail at Salient MF Trust, P.O. Box 182607, Columbus,

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Salient MLP & Energy Infrastructure Fund

Ohio 43218-2607; or by calling the Fund’s transfer agent at: 1-866-667-9228. However, should a financial intermediary no longer be assigned to your account, no additional purchases may be made until a new financial intermediary is assigned or you choose to purchase a different class of shares that does not require a financial intermediary.

The minimum initial investment amounts for Class A or Class C shares are:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$500 for Automatic Investment Plan accounts
•	$2,500 for all other accounts

Subsequent investments for Class A or Class C shares must be $100 or more.

The minimum initial investment requirement for Class I shares of the Fund is $1,000,000.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax and/or penalties.

Payments to Broker-Dealers and

Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Salient Tactical Plus Fund

Investment Objective

The Salient Tactical Plus Fund (the “Fund”) seeks to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Salient funds contained in the Salient MF Trust. More information about these and other discounts is available from your financial professional and in the “Purchasing Shares” section of the Fund’s prospectus and “Additional Services and Programs” section of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C		Class I	Class F

Maximum Front-End Sales Charge (load) on Purchases (as a percentage of purchase price)	5.50%		None		None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase or sale price, whichever is less)	1.00	%(1)	1.00	%(1)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class F

Management Fee	1.45%	1.45%	1.45%	1.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(2)	1.42%	19.79%	4.25%	1.17%
Acquired Fund Operating Expenses(3)	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	3.50%	22.62%	6.08%	3.00%
Less Management Fee Waiver/Reimbursement(4)	–1.07%	–19.44%	–3.90%	–1.13%
Net Annual Expenses	2.43%	3.18%	2.18%	1.87%

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. As a result, Class A shares that are not subject to a front-end sales charge, but for which a commission or finder’s fee is paid, may be subject to a contingent deferred sales charge (CDSC) of 1.00% if such Class A shares are sold within twelve months of purchase. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within twelve months of purchase.

(2)	Other Expenses include expenses related specifically to each class, such as administrative services fee, transfer agent fees, state registration fees and certain printing fees.
(3)	Acquired fund fees and expenses are incurred indirectly by the Fund as a result of its investing in securities issued by one or more investment companies. Please note that the Total Annual Fund Operating Expenses in the table above may not correlate to the Ratio of Expenses to Average Net Assets (which ratio does not include acquired fund fees and expenses) found within the “Financial Highlights” section of this prospectus.

(4)	Under the Expense Limitation Agreement, Salient Advisors, L.P. (“Salient Advisors” or the “Advisor”) has contractually agreed to waive all or a portion of its management fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for Class I, and 1.49% for Class F shares, excluding certain expenses, such as taxes, brokerage commissions, interest and borrowing expense, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets. The Expense Limitation Agreement for Class A, Class C, Class F, and Class I shares expires on April 30, 2018, unless renewed by agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Expense Limitation Agreement may not be terminated by the Fund’s investment advisor prior to April 30, 2018 and may only be modified or terminated by a majority vote of the Independent Trustees. The Advisor is permitted to recover expenses attributable to the Fund or a class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the Expense Limitation Agreement, the Fund will not reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Examples

These Examples are intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same, and that the contractual fee waiver/reimbursement is in place for the first year.

Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I	Class F

1 Year	$783	$421	$221	$190
3 Years	$1,471	$4,192	$1,458	$821
5 Years	$2,180	$6,948	$2,669	$1,477
10 Years	$4,045	$10,846	$5,587	$3,234

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C	Class I	Class F

1 Year	$783	$321	$221	$190
3 Years	$1,471	$4,192	$1,458	$821
5 Years	$2,180	$6,948	$2,669	$1,477
10 Years	$4,045	$10,846	$5,587	$3,234

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Salient Tactical Plus Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover for the fiscal year ended December 31, 2016 was 4,668% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. These instruments generally include futures and options on securities, securities indices and shares of exchange-traded funds (“ETFs”). The Fund may also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers, which may include emerging market issuers, in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, including money market instruments, commercial paper and short-term securities issued by U.S. and non-U.S. issuers, and in fixed-income instruments of U.S. and non-U.S. issuers that are of investment grade and of any maturity. Such fixed-income instruments include corporate bonds, government securities, and bank debt. The Fund may also invest in futures, options, and swaps on fixed-income instruments, credit indices, and interest rates such as futures on government securities and options on interest rate swaps.

Broadmark Asset Management LLC’s (the “Sub-Advisor”) investment approach for managing the Fund’s assets focuses on identifying securities and other instruments that the Sub-Advisor believes are undervalued, or overvalued, relative to their intrinsic values, and that offer the greatest risk-adjusted potential for returns. In evaluating whether a particular market, sector or industry is undervalued or overvalued, the Sub-Advisor considers a variety of factors, including valuation and monetary conditions, investor sentiment and returns over a calendar year or other time period. The Sub-Advisor seeks to invest in futures, options and options on futures on indices, equity securities, and other instruments in sectors and industries or groups of industries that the Sub-Advisor believes are attractive on a relative basis. Consistent with this approach, the Sub-Advisor may also sell short options and futures on indices, equity securities and other instruments that it believes are less attractive on a relative basis. The Sub-Advisor’s investment approach also involves using strategies designed to create less downside volatility than the S&P 500 Index. With respect to the Fund, the Fund’s principal investment strategies include seeking to create less market exposure during equity market downturns. If this strategy is successful, having less equity market exposure during equity downturns, as determined by the Sub-Advisor’s investment process, will result in the Fund having less downside volatility than the S&P 500 Index.

The Fund may also enter into forward foreign currency exchange contracts. For hedging and non-hedging (speculative) purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund may write (sell) covered and uncovered put and call options, and may purchase put and call options, on securities, securities indices, shares of ETFs and other instruments. In addition, for purposes of adjusting risk and return of its investment positions, the Fund may purchase or write a combination of options (i.e., simultaneously writing call options and purchasing put options).

In addition to purchasing, or taking “long” positions in equity securities, the Fund may employ both leveraged investment techniques (e.g., investments in futures and options) as well as short positions on target securities, which allow the Fund a net exposure which can range from 200% net long to 100% net short in its portfolio, as measured at the time of investment. For example, if the Fund invests 130% of its net assets in long positions and 30% of its net assets in short positions, the Fund is “100% net long.” When the Fund’s outstanding short positions equal its net assets, the Fund is “100% net short.” The Fund may employ short positions independently of (and without regard to) its existing long positions and such short positions may not offset, or correlate directly to, long positions.

The percentage of the Fund’s assets held in cash and cash equivalents will fluctuate depending on various factors, including the Sub-Advisor’s current assessment of markets, valuation and monetary conditions, investor sentiment, risks and other investment factors, the Fund’s current requirements for liquidity, and the Fund’s need to satisfy margin requirements with respect to its use of derivative instruments.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page 42 of the prospectus.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Cash and Cash Equivalents Risk: It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the

16

Salient Tactical Plus Fund

extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed- income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

•

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

•

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•

Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

•

Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition there can be no assurance given that any derivatives strategy will succeed and the Fund may lose money as a result of its use of derivative instruments.

Emerging Market and Frontier Market Risk: Emerging market and frontier market securities present greater investment risks than investing in the securities of U.S. companies. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Many ETFs have obtained exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) permitting unaffiliated funds to invest in shares of the ETF beyond the limitations imposed by the

17

Salient Tactical Plus Fund

Investment Company Act of 1940, as amended (the “1940 Act”), subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs, and the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Hedging Risk: The Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause the Fund to lose money and can reduce the opportunity for gain.

Leverage Risk: As part of the Fund’s principal investment strategy, the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments. The futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk: The U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken various steps designed to support and stabilize credit and financial markets since 2008. Reduction or withdrawal of this support, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, new rules for trading in derivatives; restrictions on banking entities from engaging in proprietary trading of certain instruments; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Fund investments may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional regulation is not yet known. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Advisor relies heavily on quantitative models (both proprietary models developed by the Advisor, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the

18

Salient Tactical Plus Fund

short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable SEC provisions under the 1940 Act.

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Sub-Advisor Risk: A fund is subject to management risk because it relies on the sub-advisor’s ability to pursue the fund’s objective. The sub-advisor will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Swap Agreements Risk: Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk: To qualify for favorable tax treatment as a regulated investment company, certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), including asset diversification and income requirements, must be met. The federal income tax treatment of some of the securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the Fund were to fail to qualify as a regulated investment company under the Code, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains.

Underlying Funds Risk: Because the Fund may be an “Underlying Fund” for one or more related “fund of funds” and, therefore, a significant percentage of the Fund’s outstanding shares may be held by a fund of funds, a change in asset allocation by the fund of funds could result in purchases and redemptions of a large number of shares of the Fund, causing significant changes to the Fund’s portfolio composition, potential increases in expenses to the Fund and purchases and sales of securities in a short timeframe, each of which could negatively impact Fund performance.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Broadmark Tactical Plus was reorganized into the Fund on December 12, 2014 (the “Reorganization”). In the Reorganization, Broadmark Tactical Plus

contributed its assets to the Fund, and Investor Class and Institutional Class shares of Broadmark Tactical Plus were exchanged for Class F shares of the Fund. The Fund’s investment objective, strategies and policies are in all material respects equivalent to those of Broadmark Tactical Plus.

The information below is based on the performance information of the combined fund resulting from the Reorganization and that of Broadmark Tactical Plus prior to the Reorganization (adjusted as necessary to reflect the fees applicable to each of the Fund’s classes of shares, respectively). Beginning December 12, 2014, performance reflects the performance of the Fund and the actual fees and expenses of each of its share classes. The returns of Class A Shares and Class C Shares are lower than those of Class I Shares due to the lower fees and expenses associated with Class I Shares, and the returns of Class F Shares are higher than those of Class I Shares due to the higher fees and expenses associated with Class I Shares.

The bar chart and table below provide some indication of the risks of investing in the Fund.

The table compares the average annual total returns of Class I Shares of the Fund for the periods stated to those of a broad-based securities market index. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be found on the Trust’s website at www.salientpartners.com or by calling 1-866-667-9228.

The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, the returns of the S&P 500 Index do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

Calendar Year Total Returns—Class I

Best Quarter – December 31, 2013	9.62%
Worst Quarter – March 31, 2015	–4.30%

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Salient Tactical Plus Fund

Average Annual Total Returns

For the period ended December 31, 2016

	1 Year	Since Inception
Salient Tactical Plus Fund – Class I (Inception: 12/31/12)
Return Before Taxes	5.74%	6.18%
Return After Taxes on Distributions	4.50%	5.36%
Return After Taxes on Distributions and Sale of Fund Shares	3.84%	4.63%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.33%
Salient Tactical Plus Fund – Class A (Inception: 12/31/12)
Return Before Taxes	–0.25%	4.48%
Salient Tactical Plus Fund – Class C (Inception: 12/31/12)
Return Before Taxes	3.73%	5.16%
Salient Tactical Plus Fund – Class F (Inception: 12/31/12)
Return Before Taxes	5.98%	6.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown only for Class I shares. After-tax returns for other classes will vary.

Investment Advisor/Portfolio Manager

Salient Advisors serves as investment advisor to the Fund. Broadmark Asset Management LLC serves as investment sub-advisor to the Fund. Christopher J. Guptill, Chief Investment Officer and Co-Chief Executive Officer of the sub-advisor, is primarily responsible for the day-to-day management of the Fund. Effective November 1, 2016, William Ben Hunt, Ph.D, Chief Investment Strategist, Salient, was added as a member of the day-to-day management team of the Fund. Mr. Guptill has managed the Fund since its inception. Dr. Hunt has managed the Fund since November 2016.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Initial purchases of shares of the Fund cannot be made directly from the Fund and must be made from a broker, dealer, or other financial intermediary that has entered into an agreement with the Fund’s distributor. You may make subsequent purchases or sell (redeem) all or part of your Fund shares: (i) through a financial intermediary, (ii) directly from the Fund by mail at Salient MF Trust, P.O. Box 182607, Columbus, Ohio 43218-2607; or by calling the Fund’s transfer agent at: 1-866-667-9228. However, should a financial intermediary no longer be assigned to your account, no additional purchases may be made until a new financial intermediary is assigned or you choose to purchase a different class of shares that does not require a financial intermediary.

The minimum initial investment amounts for Class A or Class C shares are:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$500 for Automatic Investment Plan accounts
•	$2,500 for all other accounts

Subsequent investments for Class A or Class C shares must be $100 or more.

The minimum initial investment requirement for Class I shares of the Fund is $1,000,000. Class F shares are held only by those Fund shareholders who acquired such shares as a result of the reorganization of Broadmark Tactical Plus Fund with Salient Tactical Plus Fund. Only shareholders who acquired Class F shares pursuant to this reorganization may purchase additional Class F shares.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax and/or penalties.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Salient Trend Fund

Investment Objective

The investment objective of the Salient Trend Fund (the “Fund”) is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Salient funds contained in the Salient MF Trust. More information about these and other discounts is available from your financial professional and in the “Purchasing Shares” section of the Fund’s prospectus and “Additional Services & Programs” section of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C		Class I

Maximum Front-End Sales Charge (load) on Purchases (as a percentage of purchase price)	5.50%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase or sale price, whichever is less)	1.00	%(1)	1.00	%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	0.60%	0.59%	0.60%
Other Expenses of the Subsidiary(3)	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	1.94%	2.68%	1.69%
Less Management Fee Waiver/ Reimbursement(4)	–0.25%	–0.24%	–0.25%
Net Annual Expenses	1.69%	2.44%	1.44%

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. As a result, Class A shares that were not subject to a front-end sales charge, but for which a commission or finder’s fee was paid, may be subject to a contingent deferred sales charge (CDSC) of 1.00% if such Class A shares are sold within twelve months of purchase. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within twelve months of purchase.

(2)	Other Expenses include expenses related specifically to each class, such as administrative services fees.
(3)	Other Expenses of the Subsidiary, the Salient Trend Offshore Fund Ltd. (the “Subsidiary”), include the expenses borne by the Fund as the sole shareholder of the Subsidiary, including administrative, custody and legal expenses.

(4)	Under the Expense Limitation Agreement, Salient Advisors, L.P. (“Salient Advisors” or the “Advisor”) has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees and expenses, expenses associated with the Fund’s investments in the Subsidiary, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets. The Expense Limitation Agreement expires on April 30, 2018, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Expense Limitation Agreement may not be terminated by the Fund’s investment advisor prior to April 30, 2018 and may only be modified or terminated by a majority vote of the Independent Trustees. The Advisor is permitted to recover expenses attributable to the Fund or a Class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the Expense Limitation Agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Examples

These Examples are intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same, and that the contractual fee waiver/reimbursement is in place for the first year.

Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I

1 Year	$712	$347	$147
3 Years	$1,103	$809	$508
5 Years	$1,517	$1,398	$894
10 Years	$2,668	$2,991	$1,974

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C	Class I

1 Year	$712	$247	$147
3 Years	$1,103	$809	$508
5 Years	$1,517	$1,398	$894
10 Years	$2,668	$2,991	$1,974

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Salient Trend Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities and investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover for fiscal year ended December 31, 2016 was 0% of the average value of its portfolio. Under applicable requirements, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate shown above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate.

Principal Investment Strategies

The Fund invests both long and short primarily in futures contracts, equities, debt instruments, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and other financially-linked derivatives and instruments in order to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The Fund will also hold a large portion of its assets either directly or indirectly (through the Subsidiary, as discussed below) in cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Fund’s futures contracts or other derivatives positions.

Investment Process

The Advisor’s investment process begins with the construction of a proprietary, systematic trend-following strategy. Next, the Advisor determines which global markets are appropriate for this strategy. In certain circumstances, the Advisor may limit or cap the exposure to certain markets/instruments to reflect more limited liquidity in those markets/instruments. The Advisor then constructs a portfolio in which it attempts to balance the risk contribution of each trend-following strategy and the asset classes within each strategy and for which it targets a 20% annualized daily standard deviation of returns. The risk calculation is derived from each strategy’s standard deviation of returns, its correlation with each of the other strategies within the portfolio and the percentage weight of each strategy within the portfolio. The Advisor may target a lower annualized standard deviation of returns in certain periods based on market conditions. The portfolio is rebalanced dynamically according to this framework.

Investment Types

The Fund primarily gains exposure to asset classes, such as equities, commodities, currencies and interest rates, by investing in securities, forward contracts, futures contracts, cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Fund’s futures contracts or other derivatives positions; and by investing in the Subsidiary, a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands for purposes of certain of the Fund’s derivatives trading.

Geographic Limitations

The Fund has no geographic limits on where its investments may be located or where its assets may be exposed.

This flexibility allows the Fund to take advantage of investments or gain exposure to asset classes and markets around the world, which include emerging markets.

Exposure Limitations

The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. The Advisor may seek to limit or cap the notional amount attributable to individual contracts, markets, or the portfolio in the aggregate to reflect operational risk control parameters.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page 42 of the prospectus.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Cash and Cash Equivalents Risk: It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

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Salient Trend Fund

Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies, including foreign exchange forward contracts and other currency-related futures contracts. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed- income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

•

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

•

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•

Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

•

Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition there can be no assurance given that any derivatives strategy will succeed and the Fund may lose money as a result of its use of derivative instruments.

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Salient Trend Fund

Emerging Market and Frontier Market Risk: Emerging market and frontier market securities present greater investment risks than investing in the securities of U.S. companies. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Many ETFs have obtained exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) permitting unaffiliated funds to invest in shares of the ETF beyond the limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs, and the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act.

Exchange-Traded Notes (“ETNs”) Risk: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in applicable interest rates, and changes in the issuer’s credit rating.

The Fund bears its proportionate share of any fees and expenses associated with investment in such securities. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity, and it may be difficult for the Fund to sell its ETN holdings due to limited availability of a secondary market.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Forward and Futures Contracts Risk: The successful use of forward and futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Government-Sponsored Enterprises (GSE) Risk: Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. As a result, securities issued by GSEs carry greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Investment in Money Market Mutual Funds Risk: The Fund invests in money market mutual funds. While government money market funds seek to transact at a $1.00 per share stable net asset value, certain other money market funds transact at a fluctuating net asset value, and it is possible to lose money by investing in money market funds. Further, money market funds may impose a fee upon redemption or may temporarily suspend redemptions if the fund’s liquidity falls below required minimum because of market conditions or other factors. Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Leverage Risk: As part of the Fund’s principal investment strategy, the Fund makes investments in futures contracts, forward currency contracts and other

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Salient Trend Fund

derivative instruments. The futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk: Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk: The U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken various steps designed to support and stabilize credit and financial markets since 2008. Reduction or withdrawal of this support, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, new rules for trading in derivatives; restrictions on banking entities from engaging in proprietary trading of certain instruments; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Fund investments may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional regulation is not yet known. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Advisor relies heavily on quantitative models (both proprietary models developed by the Advisor, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”).

Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Momentum Style Risk: Investing in momentum entails establishing long positions in securities that have had positive recent returns, and short positions in securities that have had negative recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.

Non-Diversification Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the

25

Salient Trend Fund

short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable SEC provisions under the Investment Company Act of 1940, as amended (“1940 Act”).

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund, including resulting in its orderly winding-up.

Swap Agreements Risk: Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore attempt to restrict its income from commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10 percent of its gross income.

The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Tax Law Change Risk: Although the Internal Revenue Service (“IRS”) has issued published guidance that qualifying income for a regulated investment company does not include income derived directly from certain commodity-linked derivative instruments, the IRS had indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary such as the Subsidiary that invests in such commodity-linked derivative instruments does constitute qualifying income. The Fund has not applied for such a private letter ruling, but relies upon an opinion of counsel based on customary representations that income derived from the Subsidiary should be treated as qualifying income. In 2016, the IRS issued Proposed Regulations affecting the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities. When such Proposed Regulations become effective, the Subsidiary will need to distribute its income to the Fund in a timely manner in order for such income to constitute “qualifying income.” If the Subsidiary is unable to make such distributions, the Fund would likely need to significantly change its investment strategy, which could adversely affect the Fund. It is possible that the Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to shareholders.

Underlying Funds Risk: Because the Fund may be an “Underlying Fund” for one or more related “fund of funds” and, therefore, a significant percentage of the Fund’s outstanding shares may be held by a fund of funds, a change in asset allocation by the fund of funds could result in purchases and redemptions of a large number of shares of the Fund, causing significant changes to the Fund’s portfolio composition, potential increases in expenses to the Fund and purchases and sales of securities in a short timeframe, each of which could negatively impact Fund performance.

U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

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Salient Trend Fund

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns (before and after taxes) for 1 year and since the inception of the Fund compared with those of the Barclays BTOP 50 Index, the benchmark index selected for the Fund. If the Advisor had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be found on the Trust’s website at www.salientpartners.com or by calling 1-866-667-9228.

The bar chart below shows the Fund’s annual returns for Class I Shares. The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Calendar Year Total Returns—Class I

Best Quarter – December 31, 2014	21.72%
Worst Quarter – March 31, 2014	–16.70%

Average Annual Total Returns

For the period ended December 31, 2016

	1 Year	Since Inception
Salient Trend Fund – Class I (Inception: 1/2/13)
Return Before Taxes	–21.58%	2.21%
Return After Taxes on Distributions	–23.93%	–0.31%
Return After Taxes on Distributions and Sale of Fund Shares	–12.22%	1.01%
Barclays BTOP 50 Index (reflects no deduction for fees, expenses or taxes)(1)	–4.79%	1.43%
Salient Trend Fund – Class A (Inception: 3/28/13)
Return Before Taxes	–26.21%	–1.11%
Salient Trend Fund – Class C (Inception: 3/28/13)
Return Before Taxes	–23.17%	–0.34%

(1)	Since the commencement of Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the Barclays BTOP 50 Index.

Investment Advisor/Portfolio Manager

Salient Advisors serves as investment advisor to the Fund. The Fund is managed by and all investment decisions are made by Roberto M. Croce, Ph.D., Director of Quantitative Research, Salient. Dr. Croce leads the Fund’s and the Subsidiary’s investment team. Dr. Croce has managed the Fund since its inception.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Initial purchases of shares of the Fund cannot be made directly from the Fund and must be made from a broker, dealer, or other financial intermediary that has entered into an agreement with the Fund’s distributor. You may make subsequent purchases or sell (redeem) all or part of your Fund shares: (i) through a financial intermediary, (ii) directly from the Fund by mail at Salient MF Trust, P.O. Box 182607, Columbus, Ohio 43218-2607; or by calling the Fund’s transfer agent at: 1-866-667-9228. However, should a financial intermediary no longer be assigned to your account, no additional purchases may be made until a new financial intermediary is assigned or you choose to purchase a different class of shares that does not require a financial intermediary.

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Salient Trend Fund

The minimum initial investment amounts for Class A or Class C shares are:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$500 for Automatic Investment Plan accounts
•	$2,500 for all other accounts

Subsequent investments for Class A or Class C shares must be $100 or more.

The minimum initial investment requirement for Class I shares of the Fund is $1,000,000.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax and/or penalties.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Investment Restrictions

All percentage restrictions referenced in this prospectus or the associated Statement of Additional Information (“SAI”) are measured at the time of investment, whether or not the particular percentage restriction uses such language. If a percentage restriction on investment or use of assets discussed in any prospectus related to the Funds is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

Security Types

The security types in which the Funds may invest (as discussed in each Fund’s “Fund Summary” section above) are as follows:

Asset-Backed Securities

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities.

Commodity Futures and Options on Commodity Futures

Futures contracts and options on futures contracts allow for the future sale or purchase of a specified amount of a specific commodity at a specified future time and at a specified price. The purchase of a futures contract enables a Fund, during the term of the contract, to lock in a price at which it may purchase a commodity and protect against a rise in prices. Futures contracts enable the seller to lock in a price at which it may sell a commodity and protect against declines in the value of the commodity. An option on a futures contract gives the purchaser the right (in exchange for a premium) to assume a position in a futures contract at a specified exercise price during the term of the option.

Commodity Swaps

Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed-upon notional amount. Swaps will normally be entered into on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund (whether directly or through a subsidiary) receiving or paying, as the case may be, only the net amount of the two payments. A Fund’s obligations (whether directly or through a subsidiary) under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of a Fund.

Commodity-Linked Notes

Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Debt Instruments

A Fund may invest in short- and/or long-term debt instruments. Debt instruments are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt instruments include corporate bonds (including convertible bonds), government securities, bank debt, and mortgage- and other asset-backed securities.

Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include, but are not limited to, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts, and Brazilian Depositary Receipts. Depositary receipts may be sponsored or unsponsored.

Derivatives

A Fund may invest in derivatives, which are financial instruments whose value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements, and similar instruments. Each Fund will segregate or “earmark” assets determined by Salient Advisors, L.P., Salient Capital Partners, LLC (each an “Advisor” and together the “Advisors”) and/or the fund’s sub-advisor to be liquid in accordance with procedures established by the Board of Trustees to cover its derivative obligations.

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Security Types

Dollar Rolls and Reverse Repurchase Agreements

A Fund may enter into dollar rolls and reverse repurchase agreements. When a Fund enters into a dollar roll or reverse repurchase agreement, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

Entering into dollar rolls and reverse repurchase agreements by a Fund may be considered a form of borrowing for some purposes. As such, each Fund will segregate or “earmark” assets determined by the Advisor and/or sub-advisor to be liquid in accordance with procedures established by the Board of Trustees to cover its obligations under dollar rolls and reverse repurchase agreements.

Emerging Market Securities and Frontier Market Securities

Investment in emerging market securities and frontier market securities includes both direct investment in such securities as well as investment in securities with exposure to the returns of an emerging market or frontier market.

Emerging market countries are those included in the Credit Suisse Emerging Market Corporate Bond Index, or similar market indices. Generally, emerging market countries are considered to include all countries except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Frontier market countries are those included in the MSCI Frontier Emerging Markets Index, or similar market indices, and the smaller of the traditionally-recognized emerging markets. Generally, frontier market countries are considered to include all countries except the developed markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States, and the larger traditionally-recognized emerging markets of Taiwan, Hong Kong, Singapore, Korea, Mexico, South Africa, Brazil, India, China, and Russia.

A security generally will be considered to be an emerging market security or frontier market security if it meets one or more of the following criteria: (i) the issuer is organized under the laws of, or maintains its principal place of business in, emerging market countries or frontier market countries; (ii) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods or services produced or sold, investments made or services performed in emerging market countries or frontier market countries; or (iii) the issuer has at least 50% of its assets in emerging market countries or frontier market countries.

Equity Securities and Convertible Securities

Equity securities, such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

Convertible securities are generally preferred stocks and other securities, including certain fixed-income securities and warrants, that are convertible into or exercisable for common stock at a stated price. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock.

Exchange-Traded Funds (“ETFs”)

ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value (“NAV”) of the ETF.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index.

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Security Types

Government-Sponsored Enterprises (“GSEs”)

GSEs are privately-owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students, and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government and are not guaranteed by the U.S. Government. As such, GSEs are different from “agencies,” which have the explicit backing of the U.S. Government.

Hybrid Securities

Hybrid securities, including trust preferred securities, are securities that have characteristics of both equity securities and debt securities. Hybrid securities are typically issued by corporate entities or by a trust or partnership affiliated with a corporate entity. Hybrid securities usually pay a fixed, variable or floating rate of interest or dividends and can be perpetual or may have a maturity date. A hybrid security may provide for mandatory conversion into common stock under certain conditions, including conditions imposed by applicable regulations. A hybrid security may permit the issuer to defer the payment of interest or dividends. In the event of the bankruptcy or default of an issuer, holders of hybrid securities typically have claims that are senior to holders of the issuer’s equity securities but subordinate to holders of the issuer’s debt securities. The characteristics and use features of hybrid securities may be subject to change as the regulations governing such securities continue to evolve.

Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment.

International Securities (Generally)

International securities include both direct investment in such securities as well as investment in securities with exposure to the returns of an international market. Generally, international countries are considered to include all countries except the United States. For a more detailed description with respect to those Funds which may invest in emerging market or frontier market securities, please see “Emerging Market Securities and Frontier Market Securities” above.

An issuer of a security and a company generally will be considered to be located in a particular country if it meets one or more of the following criteria: (i) the issuer is organized under the laws of, or maintains its principal place of business in, the country; (ii) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods or services produced or sold, investments made or services performed in the country; or (iii) the issuer has at least 50% of its assets in the country.

Investment Grade Debt Securities

Investment grade debt securities are securities rated as investment grade by a nationally recognized statistical ratings organization (“NRSRO”) (e.g., rated in the “Baa” category or above by Moody’s Investors Service (“Moody’s”), or in the “BBB” category or above by Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service (“Fitch”)) at the time of purchase, or, if unrated, are determined to be of the same quality by the Advisor and/or sub-advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal.

Investments in a Wholly-Owned Subsidiary (Salient Adaptive Growth Fund and Salient Trend Fund)

The Salient Adaptive Growth Fund and Salient Trend Fund seek exposure to the commodity or futures markets primarily through investments in commodity-linked and futures-linked derivative instruments, including swap agreements and index-linked notes (sometimes referred to as “structured notes”), and through each Fund’s Subsidiary. The Fund’s derivative investments may include commodity-linked derivatives, including commodity swaps, commodity-linked notes and options on commodity futures.

Investments in each Fund’s Subsidiary are expected to provide each Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and IRS rulings, as discussed below under “Federal Taxes” in this prospectus.

It is expected that each Fund’s Subsidiary will invest primarily in commodity-linked and futures-related derivative instruments. Although the Fund may enter into these commodity-linked and futures-related derivative instruments directly, the Fund likely will gain exposure to these derivative instruments indirectly by investing in its Subsidiary. When the Advisor believes that these commodity-linked and futures-related derivative instruments are better suited to provide exposure to the commodities or futures markets than commodity-linked or futures-related notes, the Fund’s investment in its Subsidiary will likely increase. The Subsidiary also will invest in fixed income instruments, which are intended to both serve as collateral and enhance the Fund’s total return. To the extent that each Fund invests in its Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus, as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.

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Security Types

Each Fund’s Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Each Fund’s Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as its respective Fund, except that the Subsidiary (unlike the Fund) may invest without limitation in swap agreements and other index-linked derivative instruments. Each Fund’s Subsidiary will also be subject to the same compliance policies and procedures as its respective Fund. In addition, each Fund wholly owns and controls its respective Subsidiary, and Salient Management acts as investment advisor to each Fund and the investment advisor to each Subsidiary.

Lower-Rated Debt Securities (“Junk Bonds”)

Lower-rated debt securities (often referred to as “high yield” or “junk” bonds) are securities rated below investment grade by an NRSRO (e.g., rated below the “Baa” category by Moody’s, or rated below the “BBB” category by S&P or Fitch) at the time of purchase, or, if unrated, are determined to be of the same quality by the Advisor and/or sub-advisor. Generally, debt securities in these categories are considered speculative with regard to the issuer’s capacity to pay interest and repay principal, and may be in default. Lower-rated debt securities are often issued as a result of corporate restructurings such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or highly-leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.

Master Limited Partnerships (“MLPs”) and Energy Infrastructure Companies

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies, including affiliates of MLPs, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Funds may invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The Fund also may invest in investment grade debt securities issued by MLPs and Energy Infrastructure Companies of any maturity. The Funds may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges.

Money Market Securities

Money market securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy certain of the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security’s maturity.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage-related securities may be U.S. Government Securities or issued by a bank or other financial institution.

Repurchase Agreements

A Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement, the Fund agrees to buy a security at one price and simultaneously agrees to sell it back at an agreed upon price on a specified future date. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Securities Issued by Other Investment Companies

Investment companies are corporations, trusts, or partnerships that invest pooled shareholder dollars in securities appropriate to the organization’s objective. Mutual funds, closed-end funds, and unit investment trusts are the three types of investment companies. Each Fund may invest in securities of other investment companies, including ETFs. By investing in another investment company, a Fund will indirectly bear any asset-based fees and expenses charged by the underlying investment company in which the Fund invests.

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Security Types

Restrictions on Investments – Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, a Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies. Exemptions are available for funds that are in the same group of funds.

ETFs – Many ETFs have obtained exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. Each Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Structured Notes

A structured note is a debt obligation that may contain an embedded derivative component with characteristics that adjust the security’s risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures.

Certain Funds investing in commodities will effect such investment primarily through the purchase of a leveraged structured note. The Advisor and/or sub-advisor will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as those issued by the U.S. Treasury and U.S. Government agencies. The combination of the leveraged structured note and the separate pool of high quality bonds is designed to replicate the performance of the broad commodities markets and will be managed for the exposure to the commodities market. For example, if a Fund were to hold a structured note with 3 times exposure to a specified commodity index and the Advisor and/or sub-advisor hoped to achieve $15 million in exposure, the Advisor and/or sub-advisor would invest $5 million in the structured note and $10 million in high quality bonds. When the investment performance of the structured note and high quality bonds is viewed together, the total investment is designed to approximate the unleveraged performance of the index underlying the structured note.

Swaps

Over-the-counter swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. Certain swaps are traded on exchanges and subject to central clearing. In a standard over-the-counter swap transaction, two parties agree to exchange returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount” (i.e., a return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities representing a particular index). Credit default swaps are a type of swap agreement in which one party (the “buyer”) is generally obligated to pay the other party (the “seller”) an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as the default of a security, has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the credit default swap in exchange for an equal face amount of deliverable obligations of the security described in the swap, or the seller may be required to deliver the related net cash amount, if the credit default swap is cash settled. Swaps may be traded over-the-counter or centrally-cleared and exchange-traded. Currently, some, but not all, swap transactions are subject to central clearing. In a centrally cleared swap, immediately following execution of the swap transaction, the swap is novated to a central counterparty and the Fund’s counterparty on the swap becomes the central counterparty.

TBAs

A TBA (To Be Announced) transaction is a contract for the purchase or sale of a mortgage-backed security for future settlement at an agreed upon date but does not include a specified mortgage pool number, number of mortgage pools, or precise amount to be delivered.

U.S. Government Securities

U.S. Government Securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government, including securities issued by a government-sponsored enterprise. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

When-Issued, Delayed-Delivery and Forward Commitments

A Fund may purchase securities on a when-issued basis, may purchase and sell such securities on a delayed-delivery basis, and may enter into contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (i.e., forward commitments). Each Fund will segregate or “earmark” assets determined by the Advisor and/or sub-advisor to be liquid in accordance with procedures established by the Board of Trustees to cover its obligations with respect to any when-issued securities, delayed-delivery securities or forward commitments. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

33

Fund Details—Salient Adaptive Growth Fund

Investment Objective

The investment objective of the Salient Adaptive Growth Fund (the “Fund”) is to seek long term capital appreciation.

Principal Investment Strategies

The Fund is a risk-targeted portfolio that invests primarily in futures contracts and other financially-linked derivatives, as well as individual securities, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) in order to gain exposure to global equity markets, global interest rate markets, global credit markets, and global commodity markets. Risk-targeted means a portfolio management process by which the Advisor seeks to maintain a consistent, chosen level of risk as measured by the annualized standard deviation of returns. The Fund will also invest in the Subsidiary, a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands for purposes of certain of the Fund’s derivatives trading. The portfolio targets a constant level of volatility similar to the long-term volatility of global equity markets while simultaneously seeking to source that risk in a balanced manner within and across asset classes. The Fund’s advisor, Salient Advisors, LP (“Salient Advisors” or the “Advisor”), uses a dynamic quantitative model to measure and allocate based on current and expected market conditions including but not limited to correlation, volatility and momentum (the continuation of recent price trends). The Fund will hold a large portion of its assets, either directly or indirectly (through the Subsidiary, as discussed below) in cash and money market instruments, some of which serve as collateral for the funds futures and other derivative positions. The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. The Advisor may accordingly seek to limit or cap the notional amount attributable to individual contracts, markets, or the portfolio in the aggregate to reflect operational risk control parameters. The Fund also may invest from time to time in equity securities of companies having any capitalization and may invest in debt securities of any maturity.

The Board of Trustees (the “Board”) of the Salient MF Trust, a Delaware statutory trust (the “Trust”), which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Asset Classes and Strategies

The Advisor allocates investment exposure broadly across the following global asset classes and strategies:

1)	Equities. Sub-asset classes include:

a.	United States

b.	Other developed countries

c.	Emerging markets

2)	Interest Rates, represented by developed markets government fixed income.

3)	Commodities. Sub-asset classes include

a.	Energy

b.	Agriculture

c.	Metals

4)	Momentum Strategy. The Advisor believes that momentum, or the continuation of recent price trends, is prevalent in most markets, and it attempts to capitalize on this by utilizing a trend-following strategy, which will invest long in assets exhibiting positive recent price movements and invest short in assets exhibiting declining recent price movements. The momentum strategy will utilize the same futures contracts that the Advisor selects to gain exposures to the asset classes in items (1), (2) and (3) above, and it will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining.

The broad asset classes and strategies are determined based on their respective correlation and volatility contributions across different market environments.

Investment Process

The Advisor’s investment process involves first the selection of representative assets within the equity, interest rates and commodities markets; then the measurement of the volatility and correlation of and among the selected assets; and finally the construction of a portfolio designed to balance the risk contribution of each asset class or strategy within the overall portfolio. In certain circumstances, the Advisor may also limit or cap the exposure to certain markets/instruments to reflect more limited liquidity in those markets/instruments. As a result, the number of instruments in which the Fund invests at any time may be higher or lower than its universe of representative assets.

34

Fund Details—Salient Adaptive Growth Fund

The Fund intends to gain exposure to these asset classes by investing in a variety of investment instruments, as discussed below. The Fund generally expects to maintain investments in approximately 50 different instruments, each of whose performance is expected to reflect the performance of a specific underlying asset or security. Generally, the Advisor selects representative assets with the goal of having a portfolio of assets within each asset class that is as broad as possible as long as the instruments used to gain exposure to the asset meets the Advisor’s minimum liquidity guidelines for inclusion.

The Advisor then constructs a portfolio utilizing these assets that attempts to equalize the contribution to total portfolio variance first from each asset class or strategy; then to equalize the contribution to total asset class or strategy variance from each sub-asset class or sub-strategy and finally to equalize as much as possible the contribution to the variance of each sub-asset class or sub-strategy from each investment (such as futures contract or derivatives instrument) within that sub-asset class or sub-strategy.

Volatility is a measure of the variation in price around its average. Correlation is a measure of the similarity of the price movement of an asset or security to another asset or security. Risk contribution is a measure of how much of a portfolio’s total variance is caused by a particular asset or security. Portfolio variance is a commonly-used measure of the risk of a portfolio that combines the volatility of returns for each security and the correlations among each security with the portfolio weight of each security.

By attempting to allocate its portfolio with balanced risk weightings, the Advisor believes that the Fund can provide investors access to a more diversified portfolio than has traditionally been achieved through frameworks that focus on the allocation of capital alone. This process has the effect of allocating less capital to more volatile assets or assets that are more highly-correlated to other assets in the portfolio; and it has the effect of allocating more capital to less volatile assets or to assets that are less correlated to other assets in the portfolio.

Because of variance over time of, among other things, the potential risks and returns of different asset classes and the correlation of certain asset classes to each other, the portfolio will dynamically adjust to reflect a changing investment environment. The weights will be rebalanced through a quantitative framework implemented through a rules-based system.

In addition, the Fund’s portfolio managers have the authority to intervene if they should deem the quantitative framework to inadequately reflect the prevailing risk of a particular market. This intervention could result in a reduction in exposures to individual instruments or across multiple instruments, and could result in the targeting of a reduced level of variance. To date the Fund’s portfolio managers have not yet exercised this authority, and the Advisor believes that this authority is unlikely to be exercised except during periods of extraordinary market volatility.

There can be no assurance that employing this investment approach will achieve any particular return or will, in fact, reduce volatility or potential loss.

The Advisor targets a 15% rolling 12-month volatility for the Fund, and the Fund is expected to experience realized volatility of between 10% and 20% throughout each 12 month period, although it may differ according to market conditions. Actual or realized volatility can and will differ from the anticipated and target volatility described. There is no assurance that the Fund’s use of investment instruments providing exposure will enable the Fund to achieve its investment objective.

Investment Types

Generally, the Fund primarily gains exposure to asset classes by investing in different types of instruments including, but not limited to: currency forwards, currency futures, swap agreements, equity futures, commodity futures, bond futures, individual stocks, exchange traded funds, exchange traded notes, corporate and government bonds, cash and cash equivalents including money market fund shares, either by investing directly or indirectly, and by investing in the Subsidiary, a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands. The Subsidiary has the same investment objective as the Fund and is used for purposes of certain of the Fund’s derivatives trading within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other investments that may provide exposure to commodities.

The Fund intends to obtain exposure to commodities by investing up to 25% of its total assets, at the time of investment, in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures and cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Subsidiary’s futures contracts or other derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and shares of the Subsidiary will not be offered or sold to other investors. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. Financial

35

Fund Details—Salient Adaptive Growth Fund

leverage reflected in such an investment instrument magnifies exposure to the swings in prices of an asset class underlying such investment instrument and results in increased volatility. The Fund therefore will have the potential for greater increases and decreases in value than if the Fund does not use investment instruments that have the economic effect of leveraging. Such leveraging effect also will tend to magnify, potentially significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s Net Asset Value (“NAV”) to be volatile.

Based on the Fund’s strategies, the Fund may have highly leveraged exposures to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its investment exposures.

A large portion of the Fund’s assets may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as margin or collateral for the investment positions the Fund takes and also will earn income for the Fund. While the Fund normally will not engage in borrowing, the effect of leverage may be created when the Fund engages in futures transactions or certain other derivative agreements.

Geographic, Size and Credit Quality Limitations

The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Fund to take advantage of investments or gain exposure to asset classes and markets around the world, which include emerging markets. The Fund may have exposure to equity securities of companies of any market capitalization. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories (often referred to as “junk bonds”).

There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes. Short positions, however, will be limited to the momentum strategy allocation, and will be determined by a proprietary trend-following strategy.

Exposure Limitations

The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. The Advisor may seek to limit or cap the notional amount attributable to individual contracts, markets, or the portfolio in the aggregate to reflect operational risk control parameters.

The foregoing description is, of necessity, general and is not intended to be exhaustive. There can be no assurance that the Fund’s investment strategy will achieve profitable results.

36

Fund Details—Salient MLP & Energy Infrastructure Fund

Investment Objective

The Fund seeks to maximize total return (capital appreciation and income).

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies. The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The Fund also may invest in investment grade debt securities issued by MLPs and Energy Infrastructure Companies of any maturity. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies, including affiliates of MLPs, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets, at the time of investment, in equity or debt securities of master limited partnerships. This limit does not apply to securities issued by MLP affiliates, which are not treated as publicly traded partnerships for federal income tax purposes.

The Fund may invest up to but not more than 15% of total assets in debt securities of Energy Infrastructure Companies.

The Fund may invest up to but not more than 10% of total assets in any single issuer.

The Fund may invest up to 15% of net assets in unregistered and other illiquid securities.

The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that are held in the portfolio (i.e., covered calls). The Fund may borrow to purchase securities, which would have the effect of adding leverage to the portfolio.

Salient Capital Advisors, LLC’s (“Salient Capital” or the “Advisor”) investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Advisor employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment. Changes in the laws of the United States, including tax laws and regulations, could result in the inability of the Fund to operate as described in this prospectus and the SAI and could adversely affect the Fund (see “Tax Law Change Risk” below).

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of total assets in securities of MLPs and Energy Infrastructure Companies, the Fund will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The Fund will invest primarily in companies located in North America, but the Fund may invest in companies located anywhere in the world.

There can be no assurance that the Fund will achieve its objective.

The Board of Trustees (the “Board”) of Salient MF Trust, a Delaware statutory trust (the “Trust”), which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

37

Fund Details—Salient Tactical Plus Fund

Investment Objective

The investment objective of the Salient Tactical Plus Fund (the “Fund”) is to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index. The Fund’s Board of Trustees (the “Board”) can change the Fund’s investment objective without shareholder approval.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. These instruments generally include futures and options on securities, securities indices and shares of exchange-traded funds (“ETFs”). The Fund may also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers, which may include emerging market issuers, in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, including money market instruments, commercial paper and short-term securities issued by U.S. and non-U.S. issuers, and in fixed-income instruments of U.S. and non-U.S. issuers that are of investment grade and of any maturity. Such fixed-income instruments include corporate bonds, government securities, and bank debt. The Fund may also invest in futures, options and swaps on fixed-income instruments, credit indices, and interest rates such as futures on government securities and options on interest rate swaps.

The Sub-Advisor’s investment approach for managing the Fund’s assets focuses on identifying securities and other instruments that the Sub-Advisor believes are undervalued, or overvalued, relative to their intrinsic values, and that offer the greatest risk-adjusted potential for returns. In evaluating whether a particular market, sector or industry is undervalued or overvalued, the Sub-Advisor considers a variety of factors, including valuation and monetary conditions, investor sentiment and returns over a calendar year or other time period. The Sub-Advisor seeks to invest in futures, options and options on futures on indices, equity securities and other instruments in sectors and industries or groups of industries that the Sub-Advisor believes are attractive on a relative basis. Consistent with this approach, the Sub-Advisor may also sell short options and futures on indices, equity securities and other instruments that it believes are less attractive on a relative basis. The Sub-Advisor’s investment approach also involves using strategies designed to create less downside volatility than the S&P 500 Index. With respect to the Fund, the Fund’s principal investment strategies include seeking to create less market exposure during equity market downturns. If this strategy is successful, having less equity market exposure during equity downturns, as determined by the Sub-Advisor’s investment process, will result in the Fund having less downside volatility than the S&P 500 Index.

The Fund may also enter into forward foreign currency exchange contracts. For hedging and non-hedging (speculative) purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund may write (sell) covered and uncovered put and call options, and may purchase put and call options, on securities, securities indices, shares of ETFs and other instruments. In addition, for purposes of adjusting risk and return of its investment positions, the Fund may purchase or write a combination of options (i.e., simultaneously writing call options and purchasing put options).

In addition to purchasing, or taking “long” positions in equity securities, the Fund may employ both leveraged investment techniques (e.g., investments in futures and options) as well as short positions on target securities, which allow the Fund a net exposure which can range from 200% net long to 100% net short in its portfolio. For example, if the Fund invests 130% of its net assets in long positions and 30% of its net assets in short positions, the Fund is a “100% net long.” When the Fund’s outstanding short positions equal its net assets, the Fund is “100% net short.” The Fund may employ short positions independently of (and without regard to) its existing long positions and such short positions may not offset, or correlate directly to, long positions.

The percentage of the Fund’s assets held in cash and cash equivalents will fluctuate depending on various factors, including the Sub-Advisor’s current assessment of markets, valuation and monetary conditions, investor sentiment, risks and other investment factors, the Fund’s current requirements for liquidity, and the Fund’s need to satisfy margin requirements with respect to its use of derivative instruments.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund may temporarily invest extensively in cash and cash equivalents for the purpose of protecting the Fund in the event the Sub-Advisor determines that market, economic, political, or other conditions warrant a defensive posture. To the extent that the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

38

Fund Details—Salient Trend Fund

Investment Objective

The investment objective of the Salient Trend Fund (the “Fund”) is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures.

Principal Investment Strategies

The Fund invests both long and short primarily in forward contracts, futures contracts, equities, debt instruments, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and other financially-linked derivatives and instruments in order to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The Fund will also hold a large portion of its assets either directly or indirectly (through the Subsidiary, as discussed below) in cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Fund’s futures contracts or other derivatives positions.

The Board of Trustees (the “Board”) of Salient MF Trust, a Delaware statutory trust (the “Trust”), which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Momentum Strategy

The Advisor believes that momentum is:

•	a powerful factor with positive expected returns;

•	available across nearly every publicly-traded market;

•	a persistent return stream whose existence is supported by academic research and/or behavioral patterns of investors;

•	complementary to core market exposures, particularly global equities, held by most investors;

•	responsible for the majority of returns generated by many Commodity Trading Advisors (“CTAs”) who generally charge both management and incentive fees in private funds; and

•	accessible through systematic or rules-based trading strategies and methods.

The primary global markets targeted by the Advisor include:

•	Equities;

•	Commodities; and

•	Interest Rates (as reflected by government bond markets of developed countries).

In addition, at its discretion, the Advisor may target exposure to:

•	Currencies.

Investment Process

After the Advisor determines which global markets are appropriate for its momentum strategy, the Advisor utilizes proprietary systematic strategies to gain exposure to momentum by establishing a mixture of long and short positions in various markets, typically utilizing forward contracts and futures contracts. The Advisor generally causes the Fund to go long markets exhibiting recent upward price trends while going short those markets exhibiting recent downward trends. The momentum strategy will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining. In certain circumstances, the Advisor may limit or cap the exposure to certain markets/instruments to reflect more limited liquidity in those markets/instruments.

The Advisor then constructs a portfolio in which it attempts to balance the risk contribution of each trend-following strategy and the asset classes within each strategy and for which it targets a 20% annualized daily standard deviation of returns. The risk calculation is derived from each strategy’s standard deviation of returns, its correlation with each of the other strategies within the portfolio and the percentage weight of each strategy within the portfolio. The Advisor may target a lower annualized standard deviation of returns in certain periods based on market conditions. The portfolio is rebalanced dynamically according to this framework.

Volatility is a measure of the variation in price around its average. Correlation is a measure of the similarity of the price movement of an asset or security to another asset or security. Risk contribution is a measure of how much of a portfolio’s total variance is caused by a particular asset or security. Portfolio variance is a commonly-used measure of the risk of a portfolio that combines the volatility of returns for each security and the correlations among each security with the portfolio weight of each security.

39

Fund Details—Salient Trend Fund

By attempting to allocate its portfolio with balanced risk weightings, the Advisor believes that the Fund can provide investors access to a more diversified portfolio than has traditionally been achieved through frameworks that focus on the allocation of capital alone. This process has the effect of allocating less capital to more volatile assets or assets that are more highly-correlated to other assets in the portfolio; and it has the effect of allocating more capital to less volatile assets or to assets that are less correlated to other assets in the portfolio.

Because of variance over time of, among other things, the potential risks and returns of different asset classes and the correlation of certain asset classes to each other, the portfolio will dynamically adjust to reflect a changing investment environment. The weights will be rebalanced at least monthly through a quantitative framework implemented through a rules-based system. There can be no assurance that employing this investment approach will achieve any particular return or will, in fact, reduce volatility or potential loss.

In addition, the Fund’s portfolio managers have the authority to intervene if they should deem the quantitative framework to inadequately reflect the prevailing risk of a particular market. This intervention could result in a reduction in exposures to individual instruments or across multiple instruments, and could result in the targeting of a reduced level of variance relative to the stated target variance. To date, the Fund’s portfolio managers have not yet exercised this authority, and the Advisor believes that this authority is unlikely to be exercised except during periods of extraordinary market volatility.

Investment Types

Generally, the Fund primarily gains exposure to asset classes, such as equities, commodities, currencies and interest rates, by investing in different types of instruments including, but not limited to: securities, forward contracts, currency forwards, swap agreements, equity futures, commodity futures, bond futures, individual stocks, exchange traded funds, exchange traded notes, corporate and government bonds, cash and cash equivalents including money market fund shares, either by investing directly or indirectly, and by investing in the Subsidiary, a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands. The Subsidiary has the same investment objective as the Fund and is used for purposes of certain of the Fund’s derivatives trading within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other investments that may provide exposure to commodities. In certain circumstances, the Advisor may also limit or cap the exposure to certain markets/instruments to reflect more limited liquidity in those markets/instruments.

The Fund intends to obtain exposure to commodities by investing up to 25% of its total assets, at the time of investment, in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures and cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Subsidiary’s futures contracts or other derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and shares of the Subsidiary will not be offered or sold to other investors. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. Financial leverage reflected in such an investment instrument magnifies exposure to the swings in prices of an asset class underlying such investment instrument and results in increased volatility. The Fund therefore will have the potential for greater increases and decreases in value than if the Fund does not use investment instruments that have the economic effect of leveraging. Such leveraging effect also will tend to magnify, potentially significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s Net Asset Value (“NAV”) to be volatile.

Based on the Fund’s strategies, the Fund may have highly leveraged exposures to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its investment exposures.

A large portion of the Fund’s assets may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as margin or collateral for the investment positions the Fund takes and also will earn income for the Fund. While the Fund normally will not engage in borrowing, the effect of leverage may be created when the Fund engages in futures transactions or certain other derivative agreements.

Geographic, Size and Credit Quality Limitations

The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Fund to take advantage of investments or gain exposure to asset classes and markets around the world, which include emerging markets. The Fund may have exposure to equity securities of companies of any market capitalization. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories (often referred to as “junk bonds”).

40

Fund Details—Salient Trend Fund

There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes.

Exposure Limitations

The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. The Advisor may seek to limit or cap the notional amount attributable to individual contracts, markets, or the portfolio in the aggregate to reflect operational risk control parameters.

The foregoing description is, of necessity, general and is not intended to be exhaustive. There can be no assurance that the Fund’s investment strategy will achieve profitable results.

41

Additional Investment Strategies and Risks

In addition to the principal investment strategies described above, Salient Adaptive Growth Fund, Salient MLP & Energy Infrastructure Fund, Salient Tactical Plus Fund and Salient Trend Fund (each a “Fund” and together, the “Funds”) may employ the following techniques in pursuing their investment objectives.

Segregation of Assets

As open-end investment companies registered with the SEC, the Funds are subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Funds must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward contracts that are not contractually required to cash settle, for example, the Funds must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Funds’ daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Each Fund generally will use its money market instruments (or any other liquid assets) to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. Short-term debt securities (or any other liquid asset so used) may not be used for other operational purposes but may be replaced by other liquid assets as may be determined by each funds Advisor. Each Fund’s Advisor will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Lending of Portfolio Securities

In order to generate additional income, a Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Changes of Investment Policies

As discussed in the relevant “Fund Summary” sections above, certain Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name. This requirement is applied at the time a Fund invests its assets. A Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of each of these Funds may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by one of these Funds of its 80% investment policy.

For purposes of a Fund’s policy to invest 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a particular type of investment, “net assets” includes not only the amount of the Fund’s net assets attributable to the particular type of investment, but also a Fund’s net assets that are segregated or “earmarked” on the Fund’s books and records or being used for collateral, in accordance with procedures established by the Board of Trustees and applicable regulatory guidance, or otherwise used to cover such investment exposure.

Temporary Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, a Fund may not follow its principal investment strategy. Under such conditions, a Fund may invest without limit in money market securities, U.S. Government obligations, interests in short-term investment funds, repurchase agreements, and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. Although the issuers of certain federal agency securities or government-sponsored entity securities in which a Fund may invest (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks (“FHLB”), and other government-sponsored entities) may be chartered or sponsored by Acts of Congress, the issuers are not funded by Congressional appropriations, and their securities are neither guaranteed nor issued by the United States Treasury.

Each Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund’s expenses or to permit the Fund to meet redemption requests. The Funds also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities.

Other Investments Techniques and Risks

Each Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject a Fund to additional risks. Please review the SAI for more information about the additional types of securities in which each Fund may invest and their associated risks.

42

Additional Investment Strategies and Risks

Investment Types (Salient Adaptive Growth Fund and Salient Trend Fund)

Generally, the Salient Adaptive Growth Fund and Salient Trend Fund (each a “Fund”) primarily gain exposure to asset classes, such as equities, commodities, currencies and interest rates, by investing in different types of instruments including, but not limited to: securities, forward contracts, currency forwards, swap agreements, equity futures, commodity futures, bond futures, individual stocks, exchange traded funds, exchange traded notes, corporate and government bonds, cash and cash equivalents including money market fund shares, either by investing directly or indirectly, and by investing in its respective Subsidiary, a wholly-owned and controlled subsidiary of the respective Fund, organized under the laws of the Cayman Islands. Each Fund’s Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Salient Management acts as investment advisor to the Funds and the investment advisor to each Subsidiary. Each Subsidiary has the same investment objective as its respective Fund and is used for purposes of certain of each Fund’s derivatives trading within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Each Subsidiary, unlike its respective Fund, may invest without limitation in commodity-linked derivatives and other investments that may provide exposure to commodities. In certain circumstances, the Advisor may also limit or cap the exposure to certain markets/instruments to reflect more limited liquidity in those markets/instruments.

Each Fund intends to obtain exposure to commodities by investing up to 25% of its total assets, at the time of investment, in its respective Subsidiary. Generally, each Subsidiary will invest primarily in commodity futures and cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Subsidiary’s futures contracts or other derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to each Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary has the same investment objective as its respective Fund and will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as its respective Fund. Each Fund is the sole shareholder of its respective Subsidiary and shares of the Subsidiary will not be offered or sold to other investors. Each Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of each Fund’s investment in its respective Subsidiary.

43

Discussion of Principal and Non-Principal Risks

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Fund Summary” section above and further described following the table. The table below identifies the principal and non-principal risks of each Fund. Each Fund may be subject to additional risks other than those described because the types of investment made by a Fund may change over time. Because certain Funds invest in other investment companies, they will be subject to the same risks of the other investment companies to the extent of their investment. For additional information regarding risks of investing in a Fund, please see the SAI.

Risks:	Salient Adaptive Growth Fund	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund	Salient Trend Fund
Borrowing Risk	N/A	N/A	N/A	N/A
Cash and Cash Equivalents Risk	P	N/A	P	P
Commodities Risk	P	N/A	N/A	P
Concentration Risk	N/A	P	N/A	N/A
Convertible Securities Risk	N/A	N/A	NP	N/A
Counterparty Risk	P	N/A	NP	P
Currency Risk	P	N/A	NP	P
Cybersecurity Risk	NP	NP	NP	NP
Debt Instruments Risk	P	P	P	P
Depositary Receipts Risk	N/A	N/A	N/A	N/A
Derivatives Risk	P	N/A	P	P
Emerging Market and Frontier Market Risk	P	N/A	P	P
Equity Securities Risk	P	P	P	P
Exchange-Traded Funds (“ETFs”) Risk	P	N/A	P	P
Exchange-Traded Notes (“ETNs”) Risk	P	N/A	N/A	P
Foreign Securities Risk	P	N/A	P	P
Forward and Futures Contracts Risk	P	N/A	NP	P
Government-Sponsored Enterprises Risk	P	NP	NP	P
Growth Stocks Risk	N/A	N/A	N/A	N/A
Hedging Risk	N/A	N/A	P	N/A
Industry Specific Risk	N/A	P	N/A	N/A
Infrastructure-Related Investment Risk	N/A	N/A	N/A	N/A
Investment in Money Market Mutual Funds Risk	P	N/A	NP	P
Leverage Risk	P	P	P	P
Liquidity Risk	P	P	NP	P
Loans Risk	N/A	N/A	N/A	N/A
Lower-Rated Debt Securities (“Junk Bonds”) Risk	P	NP	NP	NP
Manager Risk	P	P	P	P
Market Events Risk	P	P	P	P
Market Risk	P	P	P	P
Master Limited Partnership Risk	N/A	P	N/A	N/A
Model and Data Risk	P	N/A	P	P
Momentum Style Risk	P	N/A	N/A	P
Mortgage-Related and Other Asset-Backed Securities Risk	N/A	N/A	N/A	N/A
Municipal Bonds Risk	N/A	N/A	N/A	N/A
Non-Diversification Risk	P	P	N/A	P

44

Discussion of Principal and Non-Principal Risks

Risks:	Salient Adaptive Growth Fund	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund	Salient Trend Fund
Overseas Exchanges Risk	N/A	N/A	N/A	N/A
Portfolio Turnover Risk	P	P	P	P
Real Estate Securities and REITs Risk	N/A	N/A	N/A	N/A
Repurchase Agreements Risk	NP	NP	NP	NP
Restricted and Illiquid Securities Risk	N/A	N/A	N/A	N/A
Securities Issued by Other Investment Companies Risk	N/A	N/A	N/A	N/A
Short Sale Risk	P	N/A	P	P
Small and Medium Capitalization Stocks Risk	P	P	P	P
Sovereign Debt Risk	P	N/A	N/A	P
Sub-Advisor Risk	N/A	N/A	P	N/A
Subsidiary Risk	P	N/A	N/A	P
Swap Agreements Risk	P	N/A	P	P
Tax Risk	P	P	P	P
Tax Law Change Risk	P	P	N/A	P
Underlying Funds Risk	P	P	P	P
U.S. Government Securities Risk	P	NP	NP	P
Value Stocks Risk	N/A	N/A	N/A	N/A
Volatility Risk	P	P	P	P

P = Principal Risk

NP = Non-Principal Risk

N/A = Not Applicable

Below are descriptions of the main factors that may play a role in shaping a Fund’s overall risk profile. The following discussions relating to various principal risks associated with investing in a Fund are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in a Fund. Your investment may be subject to the risks described below if you invest in a Fund, based on the risks identified for a particular Fund in that Fund’s description above. For further details about a Fund’s risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the Fund’s SAI.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Funds’ shares will go up and down in price, meaning that you could lose money by investing in the Funds. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund.

Each Fund’s principal risk factors are listed below. Certain risk factors apply only to a particular fund, as noted. Unless so noted, risk factors apply to each Fund. An investment in a Fund is not intended to constitute a complete investment program and should not be viewed as such.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

45

Discussion of Principal and Non-Principal Risks

Cash and Cash Equivalents Risk

It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Commodities Risk

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

Concentration Risk

Under normal circumstances, the Salient MLP & Energy Infrastructure Fund concentrates its investments in the group of industries that comprise the energy and energy infrastructure sectors and the group of industries that comprise the energy sector, respectively. The Fund may concentrate its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a mutual fund that does not concentrate its investments.

Convertible Securities Risk

Equity securities, such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Although not a principal investment strategy, the Fund may invest in convertible securities, which are generally preferred stocks and other securities, including certain fixed-income securities and warrants, that are convertible into or exercisable for common stock at a stated price. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to a Fund.

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk

The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies, including foreign exchange forward contracts and other currency-related futures contracts. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the

46

Discussion of Principal and Non-Principal Risks

balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Cybersecurity Risk

Information and technology systems relied upon by the Funds, the Advisor, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the Funds’ service provider and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Debt Instruments Risk

Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed- income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

•

Credit risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Funds’ investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

•

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•

Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor and/or Sub-Advisor. For the Salient MLP & Energy Infrastructure Fund, the yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise.

•

Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

47

Discussion of Principal and Non-Principal Risks

Investors should note that interest rates remain near historical lows. Following the financial crisis that began in 2007, the Federal Reserve Board (the “Federal Reserve”) attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate near zero percent and by purchasing large quantities of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve raises the federal funds rate and “tapers” Quantitative Easing, there is a risk that interest rates will rise. These policy changes may expose fixed income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. A Fund that invests in derivatives tied to fixed income markets may be more substantially exposed to these risks than a Fund that does not invest in such derivatives. Increases in interest rates may lead to heightened Fund redemption activity, which may cause a Fund to lose value as a result of the costs that it incurs in turning over its portfolio and may lower its performance.

Derivatives Risk

A Fund may invest in derivatives, which are financial instruments whose value is based on the value of another security or index. These instruments include futures contracts, options, options on futures contracts, forward contracts, swap agreements, structured securities, when-issued and forward commitment securities, and similar instruments. Derivatives may also include customized baskets or options (which may incorporate other securities directly and also various derivatives including common stock, options, and futures) structured as agreed upon by a counterparty, as well as specially structured types of mortgage- and asset-backed securities whose value is linked to foreign currencies. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. A Fund may use a variety of currency hedging techniques to attempt to hedge exchange rate risk or gain exposure to a particular currency. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by the Advisors and/or a Fund’s sub-advisor or, if available, that such techniques will be utilized by the Advisors and/or a sub-advisor.

The market value of derivative instruments may be more volatile than that of other instruments, and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. Privately negotiated derivatives may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a privately negotiated derivative prior to its scheduled termination date, which creates a possibility of increased volatility and/or decreased liquidity for the Fund.

Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Advisors and/or a Fund’s sub-advisor may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of a Fund. If the Advisors and/or a Fund’s sub-advisor inaccurately forecast the values of securities, currencies or interest rates or other economic factors in using derivatives, a Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by a Fund. A Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Additional future regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Forward and Futures Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

48

Discussion of Principal and Non-Principal Risks

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. A Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving a fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. A Fund may use forward contracts for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Advisor anticipates purchasing or selling a foreign security. For example, this technique would allow a Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Fund’s investment objectives, such as when the Advisor anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in a Fund’s portfolio. There is no requirement that a Fund hedge all or any portion of its exposure to foreign currency risks.

The successful use of forward and futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options and Options on Futures

An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may buy and write (sell) covered and uncovered put and call options on futures contracts and securities that are traded on U.S. and foreign securities exchanges and in over-the-counter markets. With respect to its investments in options on securities, a Fund may write and buy options on the same types of securities or instruments that a Fund may purchase directly. It may also utilize options contracts that can be exercised at any time between the time of purchase and the expiration date and options contracts that can be exercised only on the expiration date. With respect to a Fund’s use of put and call options on futures contracts, a Fund is given the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. With all options transactions, securities will be segregated to cover applicable margin or segregation requirements on the contracts. Depending on the pricing of the option compared to either the price of the security or futures contract upon which it is based, ownership of the option may or may not be less risky than ownership of the security, futures contract or underlying instrument.

Swap Agreements

A Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Structured Securities

Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or

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Discussion of Principal and Non-Principal Risks

the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

A Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, a Fund usually will have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. A Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. A Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, a Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject a Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

The SAI provides a more detailed description of the types of derivative instruments in which a Fund may invest and their associated risks.

Emerging Market and Frontier Market Risk

A Fund may invest in emerging market and frontier market securities. Emerging market and frontier market securities may offer greater investment value, but they may present greater investment risks than investing in the securities of U.S. companies. Emerging market and frontier market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. In addition, investments in emerging market and frontier market securities are subject to the following risks:

•	Greater likelihood of economic, political or social instability;
•	Less liquid and more volatile stock markets;
•	Lower trading volume of markets;
•	Greater possibility of expropriation, nationalization, confiscatory taxation or foreign exchange controls;
•	Governmental restrictions on currency conversion or trading;
•	Difficulties in accurately valuing emerging market and frontier market securities or selling them at their fair value, especially in down markets;
•	Greater possibility of imposition of international sanctions or embargoes on emerging market or frontier market countries;
•	A lack of government regulation and different legal systems, which may result in difficulty in enforcing judgments;
•	The contagious effect of market or economic setbacks in one country on another emerging market country;
•	Immature economic structures;
•	The availability of less information about emerging market and frontier market companies because of less rigorous accounting and regulatory standards; and
•	Less ability of emerging market and frontier market companies to restructure or refinance borrowings.

Equity Securities Risk

A Fund may invest in equity securities, which include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services, and a company’s performance may also be

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Discussion of Principal and Non-Principal Risks

impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which a Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities.

A Fund may invest in securities of varying market capitalizations. Investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations, like those with small market capitalizations, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to a Fund.

Exchange-Traded Funds (“ETFs”) Risk

Because the Fund invests in exchange-traded funds (“ETFs”) and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Additionally, a shareholder may indirectly bear brokerage costs incurred by a Fund that purchases ETFs.

Many ETFs have obtained exemptive relief from the SEC permitting unaffiliated funds to invest in shares of the ETF beyond the limitations imposed by the 1940 Act, subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs, and the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act.

Exchange-Traded Notes (“ETNs”) Risk

The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in applicable interest rates, and changes in the issuer’s credit rating. A Fund that invests in ETNs will bear its proportionate share of any fees and expenses associated with investment in such securities, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on a Fund’s right to redeem its investment in an ETN meant to be held to maturity. There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for a Fund to sell its ETN holdings due to limited availability of a secondary market.

Foreign Securities Risk

The Funds’ investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

•

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Funds’ investments in securities denominated in a foreign currency or may widen existing losses. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Fund’s net currency positions may expose it to risks independent of its securities positions.

•

Geographic Risk: If a Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

•

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.

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Discussion of Principal and Non-Principal Risks

•

Regulatory Risk: Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

•	Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
•

Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause a Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

Government-Sponsored Enterprises Risk

Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Hedging Risk

A Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause a Fund to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that the Advisors and/or a Fund’s sub-advisor do not expect or if a Fund cannot close out its position in a hedging instrument.

Industry Specific Risk

The MLPs and Energy Infrastructure Companies (including Midstream MLPs and Energy Infrastructure Companies) in which Salient MLP & Energy Infrastructure Fund may invest are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.
•	Slowdowns in new construction and acquisitions can limit growth potential.
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an Energy Infrastructure Company or MLP to make distributions.
•	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs.
•	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities.
•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
•	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure and MLP securities.

Investment in Money Market Mutual Funds Risk

The Fund invests in money market mutual funds. While government money market funds seek to transact at a $1.00 per share stable net asset value, certain other money market funds transact at a fluctuating net asset value, and it is possible to lose money by investing in money market funds. Further, money market funds may impose a fee upon redemption or may temporarily suspend redemptions if the fund’s liquidity falls below required minimum because of market conditions or other factors. Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Leverage Risk

If a Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a Fund to pay interest. A Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate.

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Discussion of Principal and Non-Principal Risks

Liquidity Risk

Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. A Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Liquidity Risk (Salient MLP & Energy Infrastructure Fund)

Although common units of master limited partnerships trade on the exchanges, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Lower-Rated Debt Securities (“Junk Bonds”) Risk

Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk, and a Fund that concentrates its investments in junk bonds is therefore subject to substantial credit risk. Although they may offer higher yields than higher-rated securities, high-risk, low-rated debt securities, and comparable unrated debt securities generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities, which could substantially adversely affect the market value of the security. Issuers of junk bonds may be more susceptible than other issuers to economic downturns, periods of rising interest rates or individual corporate developments, which could adversely affect the value and market for these securities. In particular, low-rated and comparable unrated debt securities are often issued by smaller, less creditworthy companies or by highly levered (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. In addition, the markets in which low-rated and comparable unrated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low-rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing its portfolios.

Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit quality in the high yield bond market can change suddenly and unexpectedly, and credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was most recently rated. As a result, even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. A Fund’s Advisor and/or Sub-Advisor, as applicable, may or may not rely solely on ratings issued by established credit rating agencies, and may utilize these ratings in conjunction with their own independent and ongoing credit analysis.

Manager Risk

If a Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk

The U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken various steps designed to support and stabilize credit and financial markets since 2008. Reduction or withdrawal of this support, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, new rules for trading in derivatives; restrictions on banking entities from engaging in proprietary trading of certain instruments; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Fund investments may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways.

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Discussion of Principal and Non-Principal Risks

The ultimate effect of the Dodd-Frank Act and any related or additional regulation is not yet known. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Risk

Market risk is the risk that the markets on which a Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Master Limited Partnership Risk

Investments in the debt and equity securities of master limited partnerships involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

Model and Data Risk

Given the complexity of the investments and strategies of the Funds, the Advisor relies heavily on quantitative models (both proprietary models developed by the Advisor, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Funds to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Momentum Style Risk

Investing in momentum entails establishing long positions in securities that have had positive recent returns, and short positions in securities that have had negative recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.

Non-Diversification Risk

Each Fund is a non-diversified Fund. Because a Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a Fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Portfolio Turnover Risk

A Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. A Fund’s portfolio turnover rate will vary from year to year.

The calculation of a Fund’s portfolio turnover rate excludes purchases and sale of short positions. To the extent a Fund engages in short sales, the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Repurchase Agreements Risk

Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells a Fund a security at one price and agrees to repurchase that security at a higher price, normally within a seven day period. Each repurchase agreement entered into by a Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. If a seller becomes subject to bankruptcy or other insolvency proceedings or fails to repurchase a security from a Fund, the Fund may incur losses including as a result of (a) a possible decline in value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) a possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

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Discussion of Principal and Non-Principal Risks

Short Sale Risk

Each Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Each Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Funds must set aside “cover” for short sales to comply with applicable SEC positions under the 1940 Act. A Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, a Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities or the price of the security is otherwise rising, a “short squeeze” could occur, causing the security’s price to rise and making it more likely that a Fund will have to cover its short position at an unfavorable price. Because of the leveraging aspect of short selling (i.e., borrowing securities for the purpose of selling them to another party), adverse changes in the value of securities sold short can result in losses greater than the proceeds obtained by a Fund in the short sale, and may cause a Fund’s share price to be volatile. In rising securities markets, a Fund’s risk of loss related to short selling will be greater than in declining securities markets. Over time, securities markets have risen more often than they have declined.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition.

Small and Medium Capitalization Stocks Risk

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength. Small capitalization stocks may be traded over the counter or listed on an exchange.

Sovereign Debt Risk

These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Sub-Advisor Risk

A fund is subject to management risk because it relies on the sub-advisor’s ability to pursue the fund’s objective. The sub-advisor will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Subsidiary Risk

By investing in a Subsidiary (with respect to the Salient Adaptive Growth Fund and the Salient Trend Fund) (each a “Subsidiary,” and together, the “Subsidiaries”), respectfully, each Fund is indirectly exposed to the risks associated with the respective Subsidiary’s investments. The commodity-related instruments held by the Subsidiaries are generally similar to those that are permitted to be held by the respective Fund and are subject to the same risks that apply to similar investments if held directly by the respective Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiaries will be achieved. The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, each Fund wholly owns and controls its respective Subsidiary, and the relevant Fund and its Subsidiary are both managed by the relevant Fund’s Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the respective Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Funds, including each Fund’s investment in the respective Subsidiary, and each Fund’s role as sole shareholder of the respective Subsidiary. To the extent applicable to the investment activities of the Subsidiary, each Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the relevant Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or either Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Funds, including resulting in its orderly winding-up.

Tax Risk (Salient Adaptive Growth Fund and Salient Trend Fund)

In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Because income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income, the Fund will therefore attempt to restrict such income to a maximum of 10% of its gross income.

55

Discussion of Principal and Non-Principal Risks

A Fund’s investment in its respective Subsidiary is expected to provide exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by a Subsidiary and distributed to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Tax Risk (Salient MLP & Energy Infrastructure Fund)

The Fund’s ability to meet its objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the Fund invests. If an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

MLPs restructuring their debts as a result of a decline in oil prices and a decline in value of energy-related properties could result in the receipt of cancellation of debt income by MLP partners, including the Fund. The receipt of this taxable income by the Fund will result in increased investment company taxable income required to be distributed by the Fund, without corresponding cash distributions from the MLPs. The Fund might need to sell assets that it might not otherwise wish to sell in order to pay the required distributions.

In addition, the Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund or the MLPs and other portfolio companies in which the Fund invests. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Risk (Salient Tactical Plus Fund)

To qualify for favorable tax treatment as a regulated investment company, certain requirements under the Code, including asset diversification and income requirements, must be met. The federal income tax treatment of some of the securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the Fund were to fail to qualify as a regulated investment company under the Code, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains.

Tax Law Change Risk (Salient Adaptive Growth Fund and Salient Trend Fund)

Although the IRS has issued published guidance that qualifying income for a regulated investment company does not include income derived directly from certain commodity-linked derivative instruments, the IRS had indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary, such as each Fund’s respective Subsidiary, that invests in such commodity-linked derivative instruments does constitute qualifying income. The Funds have not applied for such a private letter ruling, but rely upon an opinion of counsel based on customary representations that income derived from the respective Subsidiary should be treated as qualifying income. In 2016, the IRS issued Proposed Regulations affecting the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities. When such Proposed Regulations become effective, the Subsidiary will need to distribute its income to the Fund in a timely manner in order for such income to constitute “qualifying income.” If the Subsidiary is unable to make such distributions, the Funds would likely need to significantly change its investment strategy, which could adversely affect the Funds. It is possible that the Funds may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to shareholders.

Tax Law Change Risk (Salient MLP & Energy Infrastructure Fund)

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

MLPs do not pay U.S. federal income tax at the partnership level and instead allocate a share of the partnership’s income, gains, losses, deductions and expenses to each partner. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP as well as decreased income, and consequently a decrease in the value of an investment in the Fund.

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Discussion of Principal and Non-Principal Risks

Underlying Funds Risk

Because a Fund may be an “Underlying Fund” for one or more related fund of funds and, therefore, a significant percentage of the Fund’s outstanding shares may be held by such a fund of funds, a change in asset allocation by one or more fund of funds could result in purchases and redemptions of a large number of shares of the Underlying Fund, which could significantly affect the Underlying Fund in several respects, including: (i) potential disruption of the portfolio management processes of the Underlying Fund; (ii) increased tax liabilities for the Underlying Fund’s shareholders; (iii) increased portfolio transaction costs; and/or (iv) the adverse effect on an Underlying Fund’s expenses and/or impairment of an Underlying Fund’s viability as a result of a redemption of the Underlying Fund’s shares by one or more related fund of funds.

In addition, potential conflicts of interest may arise in connection with the Advisor or an affiliate serving as investment advisor to the Underlying Funds and fund of funds. For example, the Advisor or an affiliate may elect to redeem shares of an Underlying Fund in cash when it would be in the best interests of the Underlying Fund to redeem “in kind.” Conflicts of interest may also arise when the Advisor or an affiliate votes proxies of an Underlying Fund on behalf of a fund of funds or when determining the timing of the payment of the proceeds of redemptions from an Underlying Fund. To address these and other potential conflicts, the fund of funds have adopted policies and procedures requiring the Advisor or an affiliate, to the extent consistent with the exercise of its fiduciary duty, to seek to mitigate any potential material adverse effects that might result from a fund of fund’s investments in an Underlying Fund.

U.S. Government Securities Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Volatility Risk

Each Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Management of the Funds

Board of Trustees Oversight

The Board of Trustees’ (the “Board”) primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Salient MF Trust, a Delaware statutory Trust (the “Trust”) to enter into service agreements with the Advisors and other service providers in order to provide necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor a Fund’s summary prospectus, the SAI, any documents filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Board of Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI. More information about the Board of Trustees and its governance processes is included in the Management of the Funds section of the Funds’ SAI.

Investment Advisor/Portfolio Managers

The Funds are each a series of the Trust. The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust and the Funds.

Salient Advisors, L.P. (“Salient Advisors” or an “Advisor”) serves as investment advisor to Salient Adaptive Growth Fund, Salient Tactical Plus Fund and Salient Trend Fund. Salient Advisors is a registered investment advisor that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Board of Trustees of each of the respective Funds and the respective Fund’s shareholders. Salient Advisors is located at 4265 San Felipe, Suite 800, Houston, Texas, 77027. As of February 28, 2017, Salient Advisors had approximately $426 million of assets under management.

Salient Capital Advisors, LLC (“Salient Capital” or an “Advisor”, and together with Salient Advisors the “Advisors”) serves as investment advisor to Salient MLP & Energy Infrastructure Fund. Salient Capital is a registered investment advisor and has the authority to engage the services of different sub-advisors with the approval of the Board of Trustees of the Fund and its shareholders. Salient Capital is located at 4265 San Felipe, Suite 800, Houston, Texas, 77027. As of February 28, 2017, Salient Capital had approximately $6.94 billion of assets under management.

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Management of the Funds

Subject to the overall authority of the Board, each Advisor furnishes continuous investment supervision and management to its respective Funds and also furnishes office space, equipment, and management personnel to the Funds. Each Advisor is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”), a Houston-based investment firm. Each Advisor is also registered with the Commodity Futures Trading Commission as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association.

Each Advisor makes investment decisions on the respective Fund’s behalf using a series of security selection models, and implemented using proprietary trading and risk-management systems. Each Advisor believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. Furthermore, Salient Advisors targets a specific level of price volatility determined from the historic price fluctuations of each of the underlying constituents of the Salient Adaptive Growth Fund’s and Salient Trend Fund’s portfolio while seeking to target a specific allocation of that risk across each of the major asset classes and strategies. By pursuing these targeted risk levels and allocations, Salient Advisors believes the portfolio can achieve a higher level of return at the same level of price volatility sought by more traditional asset allocation portfolio designs.

The portfolio managers of the Funds are jointly and primarily responsible for overseeing the day-to-day management of the Funds, as well as setting the Funds’ overall investment strategy. Information regarding the portfolio managers of the Funds is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager (Salient Adaptive Growth Fund and Trend Fund)

Roberto M. Croce, Ph.D. is the Director of Quantitative Research for the Investments Group at Salient, where he provides quantitative support to the investment team. His duties include building and implementing the models underlying Salient’s proprietary asset allocation tools, MLP hedging, hedge fund risk monitoring and manager selection. Dr. Croce has eight years of financial research experience. Prior to joining Salient in 2011, Dr. Croce worked on a consulting basis with the Teacher Retirement System of Texas to develop a suite of global strategic asset allocation models from May 2010 to August 2010. Dr. Croce received M.A. and Ph.D. degrees in Economics from the Ohio State University in 2005 and 2011, respectively, where he published research about financial forecasting and taught courses in econometrics and financial economics.

Portfolio Managers (Salient MLP & Energy Infrasctucture Fund)

Gregory A. Reid is President and CEO of Salient’s MLP Business and Portfolio Manager for the various MLP strategies. Prior to joining Salient in January 2011, Mr. Reid served as the Founder and CEO from 2010 to 2011 of Salient Capital Advisors, LLC, then known as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and Energy Sector investments that was spun off from Telemus Capital Partners in June 2010. Salient acquired RDG Capital LLC in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus Capital Partner’s Houston office from May 2007 to June 2010 at which time he formed RDG Capital, LLC to acquire Telemus Capital Partner’s Houston office. Prior to joining Telemus Capital Partners in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 15 years of experience investing in MLPs and Energy Infrastructure Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal.

Frank T. Gardner III, CFA (Ted Gardner) serves as Portfolio Manager. Prior to joining Salient in early 2011, Mr. Gardner was a Portfolio Manager and Director of Research for RDG Capital from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus Capital Partners from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research from 2004 to 2007. During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr. Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder

Sub-Advisors/Portfolio Managers

Broadmark Asset Management LLC (“Broadmark”), located at 101 California Street, 16th Floor, San Francisco, California 94111, serves as the sub-advisor (“Sub-Advisor”) to the Salient Tactical Plus Fund. The Sub-Advisor, which registered as an investment adviser with the SEC in 2000, provides investment advisory services on a discretionary basis to separately managed accounts, registered investment companies, asset management firms and pooled investment vehicles intended for sophisticated investors and institutional investors. As of December 31, 2016, the Sub-Advisor had approximately $814.8 billion in assets under management. Broadmark is registered with the CFTC as a commodities trading advisor and is a member of the NFA. The Sub-Advisor is an affiliate of each of the Advisors.

Pursuant to a sub-advisory agreement between Salient Advisors and the Sub-Advisor, and subject to the general oversight of the Board of Trustees, the Sub-Advisor is responsible for, among other things, furnishing the Salient Tactical Plus Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and investments for the Fund, and providing certain operating and administrative services to the Fund. The Sub-Advisor is entitled to receive from the Advisor a sub-advisory fee at an annual rate of 0.725% of the average daily net assets of the Fund.

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Management of the Funds

Salient Advisors is also responsible for overseeing the Sub-Advisor’s management of the Salient Tactical Plus Fund’s assets. Among other things, Salient Advisors negotiates the sub-advisory agreement and monitors management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies. Salient Advisors monitors the Sub-Advisor on a routine basis and reviews monthly and quarterly compliance questionnaires and certifications provided by the Sub-Advisor pursuant to the Sub-advisory Agreement. Advisor personnel periodically visit the Sub-Advisor to perform due diligence on the Sub-Advisor business operations, regulatory compliance and advisory services, and Salient Advisors reports the results of its visits to the Board.

Salient Advisors performs additional services under the terms of the Advisory Agreement, including but not limited to: (i) providing compliance and risk monitoring services to the Fund; (i) reviewing and reporting to the Board on the performance of the Sub-Advisor, (iii) providing office space and all necessary office facilities and equipment to perform its duties under the Advisory Agreement, (iv) permitting individuals who are principals, officers or employees of the Advisor to serve as a trustee or officer of the Trust without cost to the Fund, (v) furnishing any personnel (either as officers of the Fund or otherwise) to exercise oversight of and/or to conduct Fund operations and compliance and to monitor the services provided to the Fund by other service providers, including legal, accounting, administrative, transfer agency, audit, custody and other non-investment related services, and (vi) furnishing to, or placing at the disposal of the Fund, such information, reports, valuations, analyses and opinions as the Board may reasonably request or as the Advisor deems helpful to the Board. With the approval of the Board, Salient Advisors may elect to manage the Fund’s investments and determine the composition of the assets of the Fund.

Portfolio Managers (Salient Tactical Plus Fund)

Christopher J. Guptill is Chief Investment Officer and Co-Chief Executive Officer of the Sub-Advisor where he is responsible for the development of Broadmark’s investment management programs and products as well as the implementation of all portfolio management decisions. As Co-CEO, Mr. Guptill shares in managing the firm’s business operations. Prior to co-founding Broadmark in 1999, Mr. Guptill was Chief Equity Strategist and Senior Portfolio Manager of McKinley Capital Management, Inc. where he developed and co-managed the firm’s alternative investment portfolios. Mr. Guptill has over 30 years of investment experience during which time he has developed a methodology for identifying risk in the market which led to the creation of a tactical investment process. Mr. Guptill is a 1979 graduate of California State University, Chico with a B.A. in Economics.

William Ben Hunt, Ph.D is the chief investment strategist at Salient and the author of Epsilon Theory, a newsletter and website that examines markets through the lenses of game theory and history. Dr. Hunt helps develop investment strategy for the firm, works with portfolio managers and key clients to incorporate his investment views into their decision-making process, and manages certain portfolios directly. Dr. Hunt is a featured contributor to a wide range of investment publications and media programming. Dr. Hunt received his Ph.D. in Government from Harvard University in 1991. He taught political science for 10 years at New York University and (with tenure) at Southern Methodist University. Dr. Hunt wrote two academic books: Getting to War (Univ. of Michigan Press, 1997) and Policy and Party Competition (Routledge, 1992), which he co-authored with Michael Laver. Dr. Hunt is the founder of two technology companies and the co-founder of SmartEquip, Inc., a software company for the construction equipment industry that provides intelligent schematics and parts diagrams to facilitate e-commerce in spare parts. Dr. Hunt began his investment career in 2003, first in venture capital and subsequently as a portfolio manager of two long/short equity hedge funds. He worked at Iridian Asset Management from 2006 until 2011 and TIG Advisors from 2012 until 2013. Dr. Hunt joined Salient in 2013, where he combines his background as a portfolio manager, risk manager, and entrepreneur with academic experience in game theory and econometrics to provide a unique perspective on investment risk and reward on behalf of Salient and its clients.

Hiring Sub-Advisors Without Shareholder Approval

A Fund may in the future rely on an order from the SEC permitting its Advisor, subject to Board approval, to appoint an unaffiliated sub-advisor or change the terms of a sub-advisory agreement with an unaffiliated sub-advisor without obtaining shareholder approval. Reliance on such order would permit the Fund to change unaffiliated sub-advisors or the fees paid to an unaffiliated sub-advisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order would not, however, permit its Advisor to appoint a sub-advisor that is an affiliate of the Advisor or the Fund (other than by reason of serving as a sub-advisor to the Fund), or to increase the sub-advisory fee of an affiliated sub-advisor, without the approval of the shareholders. A Fund would not be permitted to rely on such order until such reliance has been approved by the Shareholders of the Fund.

Management Fees

The advisory fees paid by the Funds during the fiscal year ended December 31, 2016, as a percentage of each Fund’s average daily net assets, were 0.68% for Salient Adaptive Growth Fund (after waiver), 0.95% for Salient MLP & Energy Infrastructure Fund, 0.70% for Salient Trend Fund (after waiver), and 0.16% for Salient Tactical Plus Fund (after waiver).

A discussion regarding the basis for the Board’s approval of the investment management agreement for each of the Funds is available in the Funds’ December 31, 2016 annual report to shareholders.

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Management of the Funds

Related Perfomance (Salient Tactical Plus Fund)

See Appendix I for performance information of a substantially similar mutual fund for which the Sub-Advisor served as investment sub-advisor and Mr. Guptill served as sole portfolio manager from December 31, 2010 through October 31, 2012.

Additional Information About Fund Expenses

The Funds’ annual operating expenses will likely vary throughout the period and from year to year. A Fund’s expenses for the current fiscal year may be higher than the expenses listed in the respective Fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are in place and are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain Fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as Fund tax expenses.

The “Other Expenses” line item in the respective Fund’s “Annual fund operating expenses” table consists of annual Fund operating expenses, including professional fees (such as audit and legal), accounting, administration, transfer agency, recordkeeping and custodian fees payable to the Funds’ administrator and custodian, and fees under the Fund’s Administrative Services Plan payable to certain intermediary platforms (such as “fund supermarkets” and retirement plan administrators) for non-distribution related administration and recordkeeping services.

Expense Limitation Agreements

•

Salient Adaptive Growth Fund, Salient MLP & Energy Infrastructure Fund and Salient Trend Fund. Under the respective Expense Limitation Agreements, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees and expenses, expenses associated with a Fund’s investments in its respective wholly-owned subsidiary, litigation and extraordinary expenses. Each Expense Limitation Agreement expires on April 30, 2018, unless renewed by mutual agreement of the respective Fund and its Advisor based upon a determination doing so would be appropriate under the prevailing circumstances.

•

Salient Tactical Plus Fund. Under the Expense Limitation Agreement, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for Class I, and 1.49% for Class F shares, excluding certain expenses, such as taxes, brokerage commissions, interest and borrowing expense, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. The Expense Limitation Agreement for Class A, Class C, Class F, and Class I shares expires on April 30, 2018, unless renewed by agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances.

Each Fund’s Advisor is permitted to recover from each of its respective Funds expenses attributable to the Fund or a Class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, a Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which its Advisor waived a fee or reimbursed an expense. Any such recovery by an Advisor will not cause a Class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Custodian

Holds the Funds’ assets, settles all portfolio trades and collects most of the valuation data required for calculating the Funds’ net asset value.

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Principle Underwriter

Markets the Funds and distributes shares through selling brokers, financial planners and other financial representatives.

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

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Management of the Funds

Tranfer Agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

FIS Investor Services, LLC

P.O. Box 182607

Columbus, Ohio 43218-2607

Valuation of Shares

Valuation of the Funds’ Shares

The net asset value (“NAV”) for each class of shares of each Fund is determined once daily as of the close of regular trading of the New York Stock Exchange (the “NYSE”) (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and a Fund does not conduct purchase or redemption transactions of its own shares. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the Fund’s NAV may be significantly affected on days when a shareholder will not be able to purchase or redeem Fund shares. The NAV of each Fund is available at the Funds’ Web site: www.salientpartners.com.

Each class of shares of each Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that share class.

Valuation of Portfolio Securities

Except as noted below, securities held by a Fund may be primarily valued on the basis of market quotations or official closing prices from recognized exchanges. Each Fund’s Advisor or administrator, as delegated by the Advisor, may use third party pricing vendors to supply the valuations for the publicly traded securities and certain derivative securities in the portfolio:

Exchange-Traded Debt and Equity Securities: Debt and equity securities (including exchange-traded funds (“ETFs”) and closed-end investment companies) traded on a recognized exchange or on the Nasdaq National Market Listing are valued using the last sale price on each security’s primary exchange on the valuation date.

Debt and Equity Securities Traded Over-The-Counter: Debt and equity securities traded over-the-counter (“OTC”) (but excluding the Nasdaq National Market Listing) are valued at the last reported sales price on the valuation date. In either of the foregoing cases, if there are no trades of the security on the valuation date, the price of the security shall generally be the mean of the reported bid and asked prices at market’s close on the valuation date. Certain short-term debt instruments with maturities of 60 days and shorter may be valued on the basis of amortized cost.

Exchange-Traded Options Contracts: Written/purchased option contracts on securities, currencies, indices and other financial instruments traded on one or more exchanges shall be valued on the valuation date at the last bid/ask price for options held long/short, respectively, or at the closing mid of the posted market, on the exchange on which the option is listed. If no such bid/ask price is reported by such exchange on the valuation date, the Advisor’s valuation committee will determine the fair value of such options in good faith using publicly available data where possible.

OTC Options: Option contracts on securities, currencies and other financial instruments traded in the OTC market shall be valued at a price obtained from a broker (often the counterparty to the option) on the valuation date. If a broker price is not available, the Advisor’s investment committee will determine the fair value using industry standard models.

Futures: Exchange-traded futures are valued at the last trade or settlement price on the primary exchange on which the futures contracts trade. Third party pricing vendors will be used as primary pricing sources for these contracts.

Swaps: Swaps are valued using prices obtained from third party pricing vendors, which are based on standard industry models using publicly available data where available. If prices from third party pricing vendors are not available, the Advisor’s investment committee will determine the fair value using industry standard models.

Forward Contracts: Forward foreign currency contracts shall be valued at prices supplied by a third party pricing vendor.

Government Obligations: U.S. Government obligations (including U.S. Treasury securities and U.S. Government Agency securities) shall be valued at prices supplied by a third party pricing vendor.

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Valuation of Shares

Securities Traded on Foreign Exchanges: A Fund may invest in securities primarily traded in the United States as well as foreign securities markets. The Funds utilize fair value pricing on a daily basis for all securities that are not primarily traded in United States markets because trading in these securities typically is completed at times that can vary from the closing of the NYSE. This fair value pricing process for securities primarily traded on foreign exchanges uses the quotations of third party pricing vendors to value such securities unless the use of another fair valuation methodology is deemed appropriate by the Advisor’s investment committee. This policy is designed to help ensure that a Fund’s NAV per share appropriately reflects its investments’ values on the valuation date. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Standard Time).

Private Securities with no Public Market, and Other Illiquid Securities: If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the Fund’s pricing time but after the close of the exchange or market on which the security is primarily traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to estimate the fair value of securities to the Advisor’s valuation committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. Further, the Advisor may engage third party valuation firms to assist in determining the estimated fair values of such securities. Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the fair value of the Fund’s portfolio securities as of the close of regular trading on the valuation date, thus limiting the opportunity for aggressive traders or market timers to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Investments in unregistered and open-ended investment companies: The fair value of investments in non-registered and open-ended investment companies is based on the NAV of that investment company in conformity with applicable accounting standards, so long as such fund’s NAV is based on fair value reporting of its underlying securities.

Purchasing Shares

Opening an Account

1)	Read this prospectus carefully.

2)	Determine how much you want to invest. The minimum initial investment for Class A and Class C shares of a Fund is:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$500 for Automatic Investment Plan accounts
•	$2,500 for all other accounts

The minimum initial investment for Class I shares of a Fund is $1,000,000. This requirement, however, does not apply for investors in certain fee-based, wrap account or other investment platform programs that do not require a Fund to pay any type of administrative payments per shareholder account to any third party. A Fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

Subsequent investments in Class A shares or Class C shares must be $100 or more. Financial intermediaries may charge their customers a transaction or service fee.

A Fund may, in its sole discretion, waive or reduce any minimum investment requirements.

3)	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call the Transfer Agent at: 1-866-667-9228.

4)	Complete the appropriate parts of the account application or account options form. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

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5)	Make your initial investment using the instructions under “How To Buy Shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important Information about Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For investors other than individuals.

When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (“TIN”) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help the Transfer Agent identify the entity. Please see the Mutual Fund Account Application for more details.

Orders in Proper Form

In order to receive a day’s price, your order must be received in good order by the close of the regular trading of the NYSE. Neither the Funds nor the Transfer Agent is responsible for delays caused by postal issues.

Automatic Investment Plan for Class A Shares and Class C Shares

The Funds offer an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Funds. The minimum initial investment amount is $500 and minimum subsequent investments are $100. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call 1-866-667-9228 if you would like more information.

How to Buy Shares

Class A Shares and Class C Shares

Initial purchases of Class A or Class C shares cannot be made directly from the Funds and must be made through a financial intermediary that has established an agreement with the Funds’ distributor. The Funds or certain classes thereof may not be available for purchase in your state of residence. Please check with your financial intermediary to ensure your eligibility to purchase a Fund or a class of a Fund.

To open an account and make an initial purchase you must complete an Account Application obtained from your financial intermediary that has established an agreement with the Funds’ distributor. A completed Account Application must include your valid taxpayer identification number, street address, name, and date of birth. You may be subject to penalties if you falsify information with respect to your taxpayer identification number.

After an account has been established for you, you can make subsequent purchases of Class A or Class C shares of a Fund through your financial intermediary or from the Funds, provided that your financial intermediary maintains an agreement with the Fund’s distributor. To purchase shares by mail, send your instruction and a check to the Funds at P.O. Box 182607, Columbus, Ohio 43218-2607. The Funds will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

Requests must be received prior to the close of the NYSE, normally 4:00 p.m., Eastern Time.

As described in “Pricing of Fund Shares” below, when you purchase shares you will pay the NAV that is next calculated after we receive your order. Requests received “in good order” must include: account name, account number, dollar or share amount of transaction, class, Fund(s), allocation of investment and signature of authorized signer.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in Class A or Class C shares of a Fund. Financial intermediaries may charge their customers a transaction or service fee. Your financial intermediary can provide you with information about these services and charges. You should read this prospectus in conjunction with any such information you receive from your financial intermediary.

You may be prevented from making subsequent purchases of Class A or Class C shares of a Fund if you do not have a financial intermediary assigned to your account. Although you will be allowed to maintain your existing investment in Class A and/or Class C shares of a Fund, if you would like to make a subsequent purchase of shares of a Fund when you do not have a financial intermediary assigned to your account you must either (i) engage a new financial intermediary that has established an agreement with the Funds’ distributor to purchase Class A and/or Class C shares; or (ii) make the subsequent purchase in a class of shares that does not require a financial intermediary.

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Share Classes

Class A shares are sold with a front-end sales charge, which may be reduced or waived, as discussed below. Class A and Class C shares’ cost structure includes a Rule 12b-1 plan that allows the payment of fees for the sale, distribution and/or service of their shares. Class I shares do not bear any distribution and/or service (Rule 12b-1) fees and are sold only to investors that meet the eligibility requirements described below under “Who Can Buy Class I Shares.”

Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “Sales Charges.”
•	Distribution and/or service (Rule 12b-1) fees at an annual rate of 0.25%.
•	No front-end sales charge on investments of $1 million or more, subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within 12 months of purchase.

Class C

•	No front-end sales charge.
•	Distribution and/or service (Rule 12b-1) fees at an annual rate of 1.00%.
•	A 1.00% CDSC on shares sold within 12 months of purchase.

The maximum purchase amount for the Class C shares is $999,999.99. Purchasers of $1 million or more in shares of a Fund will not be able to purchase Class C shares of a Fund.

Class I

•	No front-end sales charge.
•	No distribution and/or service (Rule 12b-1) fees or CDSCs.

12b-1 Fees

Rule 12b-1 fees are paid to, but not retained by, Foreside Fund Services, LLC (the “Distributor”). These fees are used by the Distributor to pay for expenses relating to the distribution and servicing of Fund shares. The specific treatment per class of Rule 12b-1 fees is as follows:

Class A. The services fee represents the entire portion of the 0.25% Rule 12b-1 fee. There is no distribution-specific fee.

Class C. The distribution-specific fee represents 75 basis points, and the services fee represents 25 basis points of the overall 1.00% Rule 12b-1 fee.

Because Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares. Any such fee is not a charge of the respective Fund.

Who Can Buy Class I shares

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

•

Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement to offer Class I shares through a no-load program or investment platform

•	Retirement and other benefit plans
•	Endowment funds and foundations
•	Any state, county or city, or its instrumentality, department, authority or agency
•	Accounts registered to insurance companies, trust companies and bank trust departments
•	Any entity that is considered a corporation for tax purposes
•	Investment companies, both affiliated and not affiliated with the Advisor
•	Investors who invest directly in a Fund or through an affiliate of the Advisor

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•

Fund trustees and officers and other individuals who are affiliated with a Fund, the Advisor and its affiliates, the Sub-Advisor and its affiliates, and other funds within the complex which is comprised of all funds that are a part of Salient MF Trust and Forward Funds (collectively the “Salient Funds”)

•	An individual investor who meets the minimum initial investment requirement

Class F shares are held only by those Fund shareholders who acquired such shares as a result of the reorganization of Broadmark Tactical Plus with Salient Tactical Plus Fund. Only shareholders who acquired Class F shares pursuant to the Reorganization may purchase additional Class F shares.

Sales Charges

Class A Shares

	Sales Charge as a Percentage of:		Dealer’s Concession (as a % of Offering Price)(2)(3)
Dollar Amount Invested	Offering Price(1)(2)	NAV(1)(2)
Up to $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%

1	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase. See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. The Advisor may take recent redemptions into account in determining if an investment qualifies as a new investment.

2	Because of rounding in the calculation of the offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

3	Distributor retains the balance, if any, and uses it solely for distribution purposes, which may include a dealer reallowance up to the full sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C or Class I shares of a Salient fund contained in the Salient MF Trust. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the Fund’s Class A shares about any other Salient funds contained in the Salient MF Trust held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. Salient will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the Fund’s Web site www.salientpartners.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial advisor, or refer to the section entitled “Initial Sales Charge on Class A Shares” in the SAI. You may request an SAI from your broker or financial advisor by accessing the Fund’s Web site www.salientpartners.com or by calling the Transfer Agent at 1-866-667-9228.

If shares of a Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Deferred Sales Charges

Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. As a result, Class A shares that were not subject to a front-end sales charge, but for which a commission or finder’s fee was paid, may be subject to a contingent deferred sales charge (CDSC) of 1.00% if such Class A shares are sold within twelve months of purchase. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within twelve months of purchase.

For purposes of charging a CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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Reduced Sales Charge for Class A Shareholders

As noted in the table above, discounts (“breakpoints”) are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current and past purchases in any of the Class A shares of the Salient Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, we take into account not only the money that is invested upon such proposed purchase, but also the value of all Class A shares of the Salient Funds that we currently have associated with you, calculated at their historical cost and/or offering price.

You can minimize sales charges in any of the following ways:

1.	Increase your initial Class A investment amount to reach a higher discount level.

2.	Right of Accumulation. Add to an existing Class A shareholder account so that the current offering price value (or if greater, the amount of the initial purchase less any redemptions) of the total combined holdings in Class A reaches a higher discount level.

3.	Letter of Intent. Inform the Funds that you wish to sign a non-binding Letter of Intent to purchase an additional value of Class A shares over a 13-month period at a level that would entitle you to a higher discount level.

4.	Combined Purchase Privilege. Combine the following investor accounts to qualify for a reduced sales charge:

(a)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(b)	An individual, his or her spouse, and children under age 21, purchasing for his, her or their own account;

(c)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(d)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or to obtain the Right of Accumulation, when each such purchase is made, the investor or financial intermediary must provide us with sufficient information at the time of purchase to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Salient Funds, their Transfer Agent, and financial intermediaries do not maintain this information.

It may be necessary for an investor to provide the following information or records to a Fund or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Fund or other Salient Funds held in all accounts (e.g., retirement accounts) of the investor at the financial intermediary; (b) information or records regarding shares of the Fund or other Salient Funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Fund or other Funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, at the time of purchase, the investor may not receive the breakpoints that would otherwise be available.

Reinstatement Privilege for Class A Shares

An investor who has sold Class A shares of a Fund may, upon prompt written notification to Salient Funds, reinvest the proceeds of such sale in Class A shares of any of the Salient Funds within 120 days of the sale, and any such reinvestment will be made at the Fund’s then-current net asset value, so that no sales charge will be levied. Investors should call the Salient Funds for additional information prior to exercising this privilege.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of a Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

Waiver of Initial Sales Charges for Class A Shares

A Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including shares purchased by:

•	Officers, directors, trustees, and employees of Salient, Forward Management, LLC d/b/a Salient (“Salient Management”), the Advisors, sub-advisors, and their respective affiliates.
•	ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares.
•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Advisors and their affiliates.
•	Clients of financial intermediaries using Salient Funds in fee-based investment products under a signed agreement with the Distributor or the Advisors.

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•	Accounts managed by registered investment advisers or bank trust departments.
•	Employees of designated asset management firms, other service providers, and their affiliates.
•	Immediate family members of all such persons as described above.
•

Certain qualified plans; employer-sponsored defined contribution-type plans, including certain 403(b) plans, that invest $1 million or more and have 100 or more eligible employees; other retirement plans, endowments or foundations with $50 million or more in assets; and other institutional funds; provided that the Funds have an agreement with the financial intermediary, record keeper, retirement plan or third party that provides for the waiver of sales charges for such account and/or plan types. Retirement and benefit plans that may be eligible for the waiver include qualified and nonqualified retirement plans, deferred compensation plans, and certain other retirement, savings or benefit plans, excluding Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPS, SARSEPS, SIMPLE IRAs, and individual 403(b) plans.

•	Financial intermediary supermarkets and fee-based platforms.
•	Individual Retirement Account rollovers involving retirement plan assets invested in the Salient Funds at the time of the rollover that are contributed to an IRA held directly with the Salient Funds.
•	Documentation must be provided at the time of the rollover purchase in order to be eligible for the sales charge waiver.
•	Only the rollover amount will have the sales charge waived.

Salient Funds reserves the right to waive or update these waiver requirements at its discretion.

Waiver of CDSC

A Fund may waive the imposition of a CDSC on redemptions of Class A or Class C shares of the Fund under certain circumstances and conditions, including without limitation the following:

•

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•

Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.

•

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Funds.

•	Forced redemptions made by the Funds of shares held by shareholders whose account has a value of less than $500.
•	Redemptions made by ReFlow.
•	Redemptions in cases of natural disaster affecting shareholders.
•

Certain qualified plans; employer-sponsored defined contribution-type plans, including certain 403(b) plans, that invest $1 million or more and have 100 or more eligible employees; other retirement plans, endowments or foundations with $50 million or more in assets; and other institutional funds; provided that the Funds have an agreement with the financial intermediary, record keeper, retirement plan or third party that provides for the waiver of CDSCs for such account and/or plan types. Retirement and benefit plans that may be eligible for the waiver include qualified and nonqualified retirement plans, deferred compensation plans, and certain other retirement, savings or benefit plans, excluding traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPS, SARSEPS, SIMPLE IRAs, and individual 403(b) plans.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify Salient Funds prior to the redemption request to ensure your receipt of the waiver. Please call 1-866-667-9228 for additional information.

To utilize a waiver, you must contact your financial representative or the Transfer Agent. Consult the SAI for additional details.

Other Waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•

exchanges from one Salient fund contained in the Salient MF Trust to the same class of any other Salient fund contained in the Salient MF Trust (see “Exchange Privilege” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends and Taxes” in this prospectus for additional details)

Exchange Privilege

Exchanges of Class A, Class C, or Class I for the Same Class of Shares of Any Other Fund

By following the instructions below, and subject to such limitations as may be imposed by the Salient MF Trust (including that your financial intermediary maintain an agreement with the Funds’ Distributor), you may exchange your Class A, Class C, or Class I shares of any Fund for the same class shares of any other Salient MF Fund.

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There are generally no fees for exchanges, but an exchange of shares between Funds is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a new tax basis for your new shares.

Exchanges of Class A or Class C Shares for a Different Class within the Same Fund

By following the instructions below, and subject to such limitations as may be imposed by the Salient MF Trust (including that your financial intermediary maintain an agreement with the Funds’ Distributor), you may exchange your Class A and Class C shares for Class I shares of the same Fund. An exchange of shares of one class of a Fund into another class of the same Fund is not treated as a redemption and sale for tax purposes.

Class A and Class C shares subject to a CDSC will be charged the applicable CDSC upon exchange for Class I shares.

If you purchased Class A shares subject to a sales load, you will not be reimbursed the sales load upon exchange of the shares to another Class in the same Fund.

You may exchange your Class C shares for Class A shares, provided that the following conditions are met:

•	The Class C shares must be fully aged and no longer eligible for a CDSC, and
•	No sales charge may be applied to the Class A shares that are being acquired through an exchange from Class C shares.

Shares of one Fund or a class thereof, with the exception of Class F shares of Salient Tactical Plus Fund, may be exchanged for shares of another Fund or class on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements, including the minimum investment requirements, of the other Fund or class. The registration for both accounts must be identical. Class C shares will continue to age from the original date and will retain the same CDSC rate. The Salient MF Trust reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund and may terminate or change the terms of the exchange privilege at any time. For further details, see “Additional Information Concerning Taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the Fund. A Fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional Services and Programs” in the SAI.

Pricing of Fund Shares

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Each Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after the Transfer Agent receives your request in good order. In unusual circumstances, a Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider sending your request in writing.

In unusual circumstances, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a matter of policy, the Advisors require that all individual shareholders be a U.S. citizen or resident alien. U.S. citizens holding shares of the Funds who subsequently move out of the U.S. are permitted to hold and redeem shares, but are not permitted to purchase shares while residing outside of the U.S.

The Funds are required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, a Fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

e DELIVERY – Class A and Class C Shares

eDelivery allows you to receive your quarterly account statements, transaction confirmations, tax forms, and other important information concerning your investment in Salient Funds online. Select this option on your account application to receive email notifications when quarterly statements, confirmations, or tax forms are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1-888-667-9228 or visit www.salientpartners.com. The minimum initial investment for accounts enrolled in eDelivery is $2,000.

Online Account Access – Class A and Class C Shares

Shareholders can opt to access their account information online. You must select this option on your account application or go online to register. To set up online access, go to www.salientpartners.com, select Account Login and obtain a user id and password. If you have questions, or problems accessing your account, contact Salient Funds at 1-866-667-9228.

Other Information

The issuance of shares is recorded electronically on the books of the Salient MF Trust. You will receive a confirmation and a quarterly account statement reflecting each new transaction in your account. Your quarterly statements will show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Due to the relatively high cost of handling small investments, the Salient Funds reserve the right, upon 60 days’ written notice, to redeem, at NAV, the shares of any shareholder whose account has a value of less than $500 in a Fund, other than as a result of a decline in the NAV per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $500 before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

The Funds reserve the right to refuse any request to purchase shares.

Account Statements

In general, you will receive account confirmations and statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.

Redeeming Shares

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in good order by the Funds’ Distributor, Salient Funds, or their agent, and subject to any applicable CDSC. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions. Salient Funds intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Salient Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

Requests must be received prior to the close of the NYSE, normally 4:00 p.m., Eastern Time.

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Redeeming Shares

Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Requests received “in good order” must include: account name, account number, dollar or share amount of transaction, class, Fund(s), allocation of investment and signature of authorized signer. Payment will ordinarily be made within seven days of the request as set out in the current payment instruction on file for a shareholder’s account.

How To Redeem Shares

Neither the investment advisor, the Distributor, the Transfer Agent, Salient Funds nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, written or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. Salient Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

Class A and Class C Shares

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to Salient Funds in order to add this option. The maximum amount that an individual investor may redeem by telephone at any one time is $100,000. You may have the proceeds mailed to your address of record, wired or sent via ACH to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by Salient Funds.

By Mail

To redeem by mail, you must send a written request for redemption to Salient Funds, P.O. Box 182607, Columbus, Ohio 43218-2607. The Fund’s Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is payable to the shareholder(s) of record; (2) the redemption is delivered to the shareholder(s) at the address of record or current banking instructions on file; (3) the address of record and banking instructions have not changed in the last 30 days; and (4) an application is on file with the Transfer Agent. The Transfer Agent cannot send an overnight package to a post office box.

By Systematic Withdrawal

You may elect to have annual or monthly electronic transfers ($100 minimum) made to your bank account from your Salient Funds account. Your Salient Funds account must have a minimum balance of $100 and automatically have all dividends and capital gains reinvested. If the balance of your account falls below $100, the systematic withdrawal will be terminated, and you must resubmit your request in writing to have the privilege reinstated. The transfer will be made on the day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.

Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Salient Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.

Payments of Redemption Proceeds

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. Salient Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and Salient Funds cannot sell shares or accurately determine the value of assets, if the SEC orders Salient Funds to suspend redemptions or delay payment of redemption proceeds, or to the extent permitted by applicable laws and regulations.

Class A and Class C Shares

At various times, Salient Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last up to 10 days. Salient Funds intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire or ACH transfer. Salient Funds

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Redeeming Shares

intends to pay cash for all shares redeemed, except in cases noted above under the heading “Redeeming Shares,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Salient Funds, P.O. Box 182607, Columbus, Ohio 43218-2607.

By ACH Transfer

You can arrange for the proceeds of a redemption to be sent by ACH to a single previously designated bank account if you have given authorization for ACH redemption on your Salient Funds Account Application.

By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for wire redemption on your Salient Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by Salient Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Salient Funds for up to seven days if Salient Funds deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Salient Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Salient Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 10 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Salient Funds, P.O. Box 182607, Columbus, Ohio 43218-2607. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by Salient Funds.

Policies Concerning Frequent Purchases and Redemptions

Each Fund is intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in a Fund.

The Board has adopted policies and procedures that seek to discourage and not accommodate excessive or short-term trading activities. These policies and procedures include, among other things, use of fair value pricing of international securities and periodic review of shareholder trading activity.

Despite the Funds’ efforts to detect and prevent abusive trading activity, there can be no assurance that a Fund will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Funds have entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to a Fund.

Distribution and Shareholder Services Plans

Distribution Plans

The Funds have adopted distribution plans under Rule 12b-1 (each a “Plan” and collectively, the “Plans”) for Class A and Class C shares of the Funds that allow each Fund to pay for the sale and distribution of its shares. A Fund may make payments under a Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. In addition, payments under a Plan may be made to banks and their affiliates and other financial intermediaries, including broker-dealers, for the provision of administrative and/or shareholder services for Fund shareholders.

The Class I and Class F Rule 12b-1 plans for each Fund are “no fee” plans. The Class I and Class F shares shall not pay any fee for distribution services to the respective Class I and Class F shareholders.

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Distribution and Shareholder Services Plans

Under the Plans, a Fund may pay one or more persons or entities a fee up to the following annual rates for service rendered and expenses borne in connection with the provision of distribution, administrative and/or shareholder services with respect to Class A and Class C shares of a Fund:

	Annual Rate (expressed as a percentage of the Fund’s average daily net assets attributable to the noted class of shares)
Fund Name	Class A	Class C

Salient Adaptive Growth Fund	0.25%	1.00%
Salient MLP & Energy Infrastructure Fund	0.25%	1.00%
Salient Tactical Plus Fund	0.25%	1.00%
Salient Trend Fund	0.25%	1.00%

Payments available under the Plans may exceed amounts received by broker-dealers or other financial intermediaries in connection with the sale of the Fund’s shares.

Because these 12b-1 fees are paid out of assets attributable to each Fund’s Class A and Class C shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

Each of the Plans recognizes that the Advisors may use their management or administrative fees, in addition to their past profits or their other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder services in the form of cash, or if permitted, non-cash payments.

Networking, Sub-Transfer Agency and Administrative Fees

Certain financial intermediaries may contract with the Funds, the Advisors or the Distributor to perform certain networking, sub-transfer agency or administrative services for shareholders of the Funds. In consideration for providing these services, the financial intermediaries will receive networking, sub-transfer agency or administrative fees, a portion of which may be paid by the Funds. Any such payments by the Funds to a financial intermediary for networking, sub-transfer agency or administrative services are in addition to any shareholder services fees payable to the financial intermediary by the Funds.

Administrative Services Plan

The Funds have adopted an Administrative Services Plan applicable to Shares sold through certain broker-dealers that offer so-called mutual fund “supermarkets” to their customers, including retirement plan administrators and investment advisers and other sponsors of advisory “wrap” and similar programs (collectively, “Supermarket Intermediaries”). Under the Administrative Services Plan a Class may pay certain Supermarket Intermediaries for non-distribution related administration and recordkeeping services. Any such payments may be negotiated with Supermarket Intermediaries, must be approved by the Board as not related to distribution and may not exceed 0.10%. Any such payments may be made in conjunction with Rule 12b-1 payments and payments by the Advisor (and/or its affiliates) and the Board oversees any such allocation.

Additional Payments to Intermediaries

Shares of the Funds are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Funds in two principal ways:

•	directly, by the payment of sales commissions, if any; and
•	indirectly, as a result of a Fund paying Rule 12b-1 fees, if any.

Certain firms may request, and the Advisor (and/or its affiliates) and/or the Sub-Advisor (and/or its affiliates) may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Advisor’s own resources and/or the Sub-Advisor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the Advisor’s efforts to promote the sale of the Funds’ shares. The Advisor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation will vary. These payments could be significant to a firm. The Advisor determines which firms to support and the extent of the payments it is willing to make. The Advisor generally chooses to compensate firms that have a strong capability to distribute shares of the Funds and that are willing to cooperate with the Advisor’s promotional efforts.

The Advisor hopes to benefit from revenue sharing by increasing the Funds’ net assets, which, as well as benefiting each Fund, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing, a firm may feature a Fund in its sales system or give preferential access to

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Additional Payments to Intermediaries

members of its sales force or management. In addition, the firm may agree to participate in the Advisor’s marketing efforts by allowing the Advisor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in selling Fund shares and servicing its clients who have invested in a Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor a Fund.

The SAI discusses the Advisor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Advisor or the Fund, as well as about fees and/or commissions it charges.

The Advisor and its affiliates may have other relationships with your firm relating to the provisions of services to a Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Advisor or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Advisor or its affiliates that are not related to the Fund.

Dividends and Taxes

Dividends

The Funds typically declare and pay income dividends and capital gains, if any, at least annually.

Dividend Reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If any of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of Dividends

For investors who are not exempt from federal income taxes, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Distributions (Salient MLP & Energy Infrastructure Fund)

It is expected that only a portion of the cash payments from the Fund’s investments will constitute investment company taxable income. The balance will be return of capital from such investments. The Fund cannot predict with respect to a given quarter how much of the Fund’s investment company taxable income will be included in the distribution we make for that quarter. However, the Fund intends to pay to common shareholders on an annual basis at least 90% of the Fund’s investment company taxable income. Distributions may also include cash received as return of capital from the Fund’s portfolio investments or return of the Fund’s investors’ capital. Provisions of the 1940 Act and rules thereunder require the Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if capital was the source of a distribution, and the payment amounted to a return of capital, written notice to that effect would be provided. Nevertheless, shareholders who periodically receive distributions from the Fund may be under the impression that such payments are made from income, when, in fact, they are not. The amount of the Fund’s distribution that constitutes a return of capital represents a return of a shareholder’s original investment in shares.

Accordingly, shareholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is income.

Cost Basis Reporting

The Funds will be required to report to the IRS, and furnish to Fund shareholders, detailed “cost basis” and “holding period” information for certain Fund shares (“covered shares”) that are redeemed. If you redeem covered shares during any year, the Funds will report the following information to the IRS and to you on Form 1099-B: (i) the “cost basis” of such shares; (ii) the gross proceeds you received on the redemption; and (iii) the “holding period” for the redeemed shares.

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Dividends and Taxes

The default method for calculating the cost basis of covered shares will be the average cost of all Fund shares you purchased prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method by notifying the Fund’s transfer agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

Buying a Dividend

Purchasing a Fund’s shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Fund’s shares.

The risk in buying a dividend is that a Fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The Fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the Fund’s portfolio.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of Transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Portfolio Holdings Disclosure

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available (i) in the SAI; and (ii) on the respective Fund’s Web site, www.salientpartners.com. The holdings of each Fund are also disclosed quarterly in filings with the SEC on Form N-Q as of the end of the first and third quarters of each Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of each Fund’s fiscal year.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of each prospectus and annual and semi-annual report to shareholders having the same address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1-866-667-9228. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

General Information

You can obtain current price, yield, and other performance information on any of the Funds between the hours of 9:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday by calling 1-866-667-9228. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about the Funds, write to Salient MF Trust, P.O. Box 182607, Columbus, OH 43218-2607 or call 1-866-667-9228. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC’s website at www.sec.gov.

You should rely only on the information provided in this prospectus and the SAI concerning the offering of the Funds’ shares. We have not authorized anyone to give any information that is not already contained in this prospectus and the SAI. Shares of the Funds are offered only where the sale is legal.

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Financial Highlights

The financial highlights table below is intended to help investors understand each Fund’s financial performance for the periods shown. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in shares of the applicable Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by KPMG LLP, whose report, along with each of the Fund’s financial statements, is incorporated herein by reference and included in the Trust’s annual report, which is available upon request and without charge by calling 1-866-667-9228 or on the Trust’s website at www.salientpartners.com.

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Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Adaptive Growth Fund - Class A
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012(b)
Net Asset Value, beginning of period	$7.06	$9.09	$9.07	$10.16	$9.94
Investment Activities:
Net investment income (loss)(c)	(0.15)	(0.13)	(0.14)	(0.14)	(0.07)
Net realized and unrealized gain (loss) on investments	1.14	(0.89)	1.38	(0.35)	0.32
Total from Investment Activities	0.99	(1.02)	1.24	(0.49)	0.25
Distributions to Shareholders From:
Net investment income	(0.20)	—	—	—	—
Net realized gain on investments	(1.02)	(1.01)	(1.22)	(0.60)	(0.03)
Total Distributions	(1.22)	(1.01)	(1.22)	(0.60)	(0.03)
Net Asset Value, End of Period	$6.83	$7.06	$9.09	$9.07	$10.16
Total Return(d)	14.13%	(11.18)%	13.58%	(4.78)%	2.53%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$3,465	$5,213	$4,748	$5,409	$4,018
Ratios to Average Net Assets:
Gross expenses(e)	1.89%	1.68%	1.64%	1.84%	1.92%
Net expenses(e)(f)	1.64%	1.58%	1.60%	1.60%	1.61%
Net investment income (loss)(e)	(1.87)%	(1.46)%	(1.41)%	(1.45)%	(1.59)%
Portfolio turnover(g)	0%	0%	0%	0%	0%

(a)	Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.
(b)	Commenced operations on November 15, 2012.
(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

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Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Adaptive Growth Fund - Class C
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012(b)
Net Asset Value, beginning of period	$6.84	$8.91	$8.97	$10.13	$10.12
Investment Activities:
Net investment income (loss)(c)	(0.20)	(0.19)	(0.21)	(0.22)	(0.09)
Net realized and unrealized gain (loss) on investments	1.07	(0.87)	1.37	(0.34)	0.13
Total from Investment Activities	0.87	(1.06)	1.16	(0.56)	0.04
Distributions to Shareholders From:
Net investment income	(0.13)	—	—	—	—
Net realized gain on investments	(1.02)	(1.01)	(1.22)	(0.60)	(0.03)
Total Distributions	(1.15)	(1.01)	(1.22)	(0.60)	(0.03)
Net Asset Value, End of Period	$6.56	$6.84	$8.91	$8.97	$10.13
Total Return(d)	12.87%	(11.86)%	12.84%	(5.49)%	0.41%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$1,961	$2,349	$2,516	$1,319	$363
Ratios to Average Net Assets:
Gross expenses(e)	2.67%	2.43%	2.38%	2.59%	2.67%
Net expenses(e)(f)	2.39%	2.33%	2.35%	2.35%	2.36%
Net investment income (loss)(e)	(2.58)%	(2.20)%	(2.16)%	(2.20)%	(2.34)%
Portfolio turnover(g)	0%	0%	0%	0%	0%

(a)	Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.
(b)	Commenced operations on October 1, 2012.
(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

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Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Adaptive Growth Fund - Class I
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period ended December 31, 2012(b)
Net Asset Value, beginning of period	$7.14	$9.15	$9.09	$10.16	$10.00
Investment Activities:
Net investment income (loss)(c)	(0.11)	(0.11)	(0.11)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	1.12	(0.89)	1.39	(0.35)	0.25
Total from Investment Activities	1.01	(1.00)	1.28	(0.47)	0.19
Distributions to Shareholders From:
Net investment income	(0.21)	—	—	—	—
Net realized gain on investments	(1.02)	(1.01)	(1.22)	(0.60)	(0.03)
Total Distributions	(1.23)	(1.01)	(1.22)	(0.60)	(0.03)
Net Asset Value, End of Period	$6.92	$7.14	$9.15	$9.09	$10.16
Total Return(d)	14.29%	(10.88)%	13.99%	(4.59)%	1.91%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$49,975	$48,988	$85,426	$95,156	$108,199
Ratios to Average Net Assets:
Gross expenses(e)	1.67%	1.42%	1.38%	1.59%	1.67%
Net expenses(e)(f)	1.39%	1.33%	1.35%	1.35%	1.36%
Net investment income (loss)(e)	(1.32)%	(1.20)%	(1.16)%	(1.20)%	(1.34)%
Portfolio turnover(g)	0%	0%	0%	0%	0%

(a)	Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.
(b)	Commenced operations on July 9, 2012.
(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

78

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	MLP & Energy Infrastructure Fund - Class A
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014(b)		Year Ended December 31, 2013(b)		Period ended December 31, 2012(b)(c)
Net Asset Value, beginning of period	$7.08	$13.31	$12.77		$10.02		$10.09
Investment Activities:
Net investment income (loss)(d)	0.08	0.11	0.05		(0.05)		0.00	(e)
Net realized and unrealized gain (loss) on investments	2.71	(5.76)	1.03		3.29		(0.07)
Total from Investment Activities	2.79	(5.65)	1.08		3.24		(0.07)
Distributions to Shareholders From:
Net investment income	(0.19)	(0.17)	(0.10)		(0.16)		—
Return of capital	(0.37)	(0.41)	(0.44)		(0.33)		—
Total Distributions	(0.56)	(0.58)	(0.54)		(0.49)		—
Net Asset Value, End of Period	$9.31	$7.08	$13.31		$12.77		$10.02
Total Return(f)	41.90%	(44.10)%	8.35%		33.14%		(0.69)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$210,688	$127,069	$177,820		$147,626		$2,225
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(g)	1.51%	1.28%	1.59	%(h)	2.65%		6.52%
Net expenses (including tax expense/benefit)(g)	1.51%	1.28%	1.65%		2.49	%(i)	1.82	%(i)
Net expenses (excluding tax expense/benefit)(g)	1.44%	1.45%	1.48%		1.60	%(i)	1.60	%(i)
Net investment income (loss)(g)	0.98%	1.02%	0.36%		(0.41)%		(0.13)%
Portfolio turnover(j)	23%	39%	19%		64%		15%

(a)	Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.
(b)	Presented on a consolidated basis.
(c)	Commenced operations on December 21, 2012.
(d)	Calculated based on average shares outstanding.
(e)	Represents less than $0.005 or $(0.005).
(f)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(g)	Annualized for periods less than one year.
(h)	The gross operating expenses are the expenses before reimbursement to the MLP Energy & Infrastructure Fund or recoupment by the Advisor.
(i)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(j)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

79

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	MLP & Energy Infrastructure Fund - Class C
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014(b)		Period ended December 31, 2013(b)(c)
Net Asset Value, beginning of period	$7.04	$13.23	$12.72		$10.40
Investment Activities:
Net investment income (loss)(d)	0.02	0.03	(0.05)		(0.13)
Net realized and unrealized gain (loss) on investments	2.69	(5.73)	1.02		2.90
Total from Investment Activities	2.71	(5.70)	0.97		2.77
Distributions to Shareholders From:
Net investment income	(0.16)	(0.08)	(0.08)		(0.16)
Return of capital	(0.33)	(0.41)	(0.38)		(0.29)
Total Distributions	(0.49)	(0.49)	(0.46)		(0.45)
Net Asset Value, End of Period	$9.26	$7.04	$13.23		$12.72
Total Return(e)	40.66%	(44.50)%	7.53%		27.13%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$99,130	$78,112	$147,885		$37,527
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(f)	2.30%	2.06%	2.34	%(g)	3.40%
Net expenses (including tax expense/benefit)(f)	2.30%	2.06%	2.40%		3.24	%(h)
Net expenses (excluding tax expense/benefit)(f)	2.23%	2.20%	2.23%		2.35	%(h)
Net investment income (loss)(f)	0.22%	0.29%	(0.39)%		(1.16)%
Portfolio turnover(i)	23%	39%	19%		64%

(a)	Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.
(b)	Presented on a consolidated basis.
(c)	Commenced operations on January 8, 2013.
(d)	Calculated based on average shares outstanding.
(e)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(f)	Annualized for periods less than one year.
(g)	The gross operating expenses are the expenses before reimbursement to the MLP Energy & Infrastructure Fund or recoupment by the Advisor.
(h)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

80

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	MLP & Energy Infrastructure Fund - Class I
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014(b)		Year Ended December 31, 2013(b)		Period ended December 31, 2012(b)(c)
Net Asset Value, beginning of period	$7.07	$13.29	$12.76		$10.02		$10.00
Investment Activities:
Net investment income (loss)(d)	0.08	0.15	0.09		(0.02)		0.00	(e)
Net realized and unrealized gain (loss) on investments	2.72	(5.76)	1.02		3.29		0.14
Total from Investment Activities	2.80	(5.61)	1.11		3.27		0.14
Distributions to Shareholders From:
Net investment income	(0.20)	(0.20)	(0.11)		(0.18)		0.00	(e)
Return of capital	(0.39)	(0.41)	(0.47)		(0.35)		(0.12)
Total Distributions	(0.59)	(0.61)	(0.58)		(0.53)		(0.12)
Net Asset Value, End of Period	$9.28	$7.07	$13.29		$12.76		$10.02
Total Return(f)	42.08%	(43.95)%	8.56%		33.46%		1.47%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$1,218,042	$688,832	$1,149,509		$323,880		$38,190
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(g)	1.33%	1.04%	1.34	%(h)	2.40%		6.27%
Net expenses (including tax expense/benefit)(g)	1.33%	1.04%	1.40%		2.24	%(i)	1.57	%(i)
Net expenses (excluding tax expense/benefit)(g)	1.26%	1.20%	1.23%		1.35	%(i)	1.35	%(i)
Net investment income (loss)(g)	1.03%	1.31%	0.61%		(0.16)%		0.12%
Portfolio turnover(j)	23%	39%	19%		64%		15%

(a)	Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.
(b)	Presented on a consolidated basis.
(c)	Commenced operations on September 19, 2012.
(d)	Calculated based on average shares outstanding.
(e)	Represents less than $0.005 or $(0.005).
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	The gross operating expenses are the expenses before reimbursement to the MLP Energy & Infrastructure Fund or recoupment by the Advisor.
(i)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(j)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

81

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Tactical Plus Fund - Class A
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period ended December 31, 2014(b)
Net Asset Value, beginning of period	$11.30	$11.86	$12.29
Investment Activities:
Net investment income (loss)(c)	(0.18)	(0.22)	0.04
Net realized and unrealized gain (loss) on investments	0.81	(0.09)	(0.29)
Total from Investment Activities	0.63	(0.31)	(0.25)
Distributions to Shareholders From:
Net realized gain on investments	(0.48)	(0.25)	(0.18)
Total Distributions	(0.48)	(0.25)	(0.18)
Net Asset Value, End of Period	$11.45	$11.30	$11.86
Total Return(d)	5.58%	(2.59)%	(2.06)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$6,471	$3,489	$3
Ratios to Average Net Assets:
Gross expenses(e)	3.12%	4.04%	519.72%
Net expenses(e)(f)	2.05%	2.05%	2.05%
Net investment income (loss)(e)	(1.65)%	(1.93)%	6.90%
Portfolio turnover(g)	4,668%	146%	0%

(a)	Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.
(b)	Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.
(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

82

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Tactical Plus Fund - Class C
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period ended December 31, 2014(b)
Net Asset Value, beginning of period	$11.21	$11.86	$12.29
Investment Activities:
Net investment income (loss)(c)	(0.26)	(0.30)	0.03
Net realized and unrealized gain (loss) on investments	0.79	(0.10)	(0.28)
Total from Investment Activities	0.53	(0.40)	(0.25)
Distributions to Shareholders From:
Net realized gain on investments	(0.48)	(0.25)	(0.18)
Total Distributions	(0.48)	(0.25)	(0.18)
Net Asset Value, End of Period	$11.26	$11.21	$11.86
Total Return(d)	4.73%	(3.35)%	(2.06)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$582	$50	$3
Ratios to Average Net Assets:
Gross expenses(e)	22.24%	97.09%	454.38%
Net expenses(e)(f)	2.80%	2.80%	2.80%
Net investment income (loss)(e)	(2.40)%	(2.69)%	6.03%
Portfolio turnover(g)	4,668%	146%	0%

(a)	Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.
(b)	Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.
(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

83

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Tactical Plus Fund - Class I
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period ended December 31, 2014(b)
Net Asset Value, beginning of period	$11.32	$11.86	$12.29
Investment Activities:
Net investment income (loss)(c)	(0.16)	(0.19)	0.04
Net realized and unrealized gain (loss) on investments	0.81	(0.10)	(0.29)
Total from Investment Activities	0.65	(0.29)	(0.25)
Distributions to Shareholders From:
Net realized gain on investments	(0.48)	(0.25)	(0.18)
Total Distributions	(0.48)	(0.25)	(0.18)
Net Asset Value, End of Period	$11.49	$11.32	$11.86
Total Return(d)	5.74%	(2.42)%	(2.06)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$1,905	$539	$503
Ratios to Average Net Assets:
Gross expenses(e)	5.70%	7.03%	819.13%
Net expenses(e)(f)	1.80%	1.80%	1.80%
Net investment income (loss)(e)	(1.40)%	(1.71)%	7.03%
Portfolio turnover(g)	4,668%	146%	0%

(a)	Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.
(b)	Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.
(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

84

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Tactical Plus Fund - Class F
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period Ended December 31, 2014(b)(c)	Year Ended November 30, 2014(c)	Period Ended November 30, 2013(c)(d)
Net Asset Value, beginning of period	$11.37	$11.86	$12.29	$11.66	$10.00
Investment Activities:
Net investment income (loss)(e)	(0.12)	(0.16)	0.04	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	0.80	(0.08)	(0.29)	1.03	1.67
Total from Investment Activities	0.68	(0.24)	(0.25)	0.97	1.66
Distributions to Shareholders From:
Net realized gain on investments	(0.48)	(0.25)	(0.18)	(0.34)	—
Total Distributions	(0.48)	(0.25)	(0.18)	(0.34)	—
Net Asset Value, End of Period	$11.57	$11.37	$11.86	$12.29	$11.66
Total Return(f)	5.98%	(2.00)%	(2.06)%	8.53%	16.60%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$17,050	$16,495	$30,743	$17,779	$9,789
Ratios to Average Net Assets:
Gross expenses(g)	2.62%	2.68%	4.18%	3.09%	29.89%
Net expenses(g)(h)	1.49%	1.49%	1.53%	1.49%	1.49%
Net investment income (loss)(g)	(1.09)%	(1.40)%	3.56%	(0.54)%	(0.74)%
Portfolio turnover(i)	4,668%	146%	0%	153%	1,814%

(a)	Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.
(b)	Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.
(c)	The Institutional Class was part of the predecessor Broadmark Tactical Plus Fund and was reorganized into Class F on December 15, 2014.
(d)	Commenced operations on December 31, 2012.
(e)	Calculated based on average shares outstanding.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

85

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Trend Fund - Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period ended December 31, 2013(a)
Net Asset Value, beginning of period	$11.25	$11.90	$11.04	$10.64
Investment Activities:
Net investment income (loss)(b)	(0.17)	(0.20)	(0.16)	(0.17)
Net realized and unrealized gain (loss) on investments	(2.30)	0.14	1.69	1.71
Total from Investment Activities	(2.47)	(0.06)	1.53	1.54
Distributions to Shareholders From:
Net investment income	(0.58)	(0.08)	—	(0.34)
Net realized gain on investments	—	(0.51)	(0.67)	(0.80)
Total Distributions	(0.58)	(0.59)	(0.67)	(1.14)
Net Asset Value, End of Period	$8.20	$11.25	$11.90	$11.04
Total Return(c)	(21.94)%	(0.52)%	13.92%	14.73%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$2,996	$3,700	$4,934	$2,849
Ratios to Average Net Assets:
Gross expenses(d)	1.94%	2.09%	1.99%	1.98%
Net expenses(d)(e)	1.69%	1.80%	1.73%	1.62%
Net investment income (loss)(d)	(1.67)%	(1.70)%	(1.58)%	(1.52)%
Portfolio turnover(f)	0%	0%	0%	0%

(a)	Commenced operations on March 28, 2013.
(b)	Calculated based on average shares outstanding.
(c)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(d)	Annualized for periods less than one year.
(e)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

86

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Trend Fund - Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period ended December 31, 2013(a)
Net Asset Value, beginning of period	$11.05	$11.74	$10.98	$10.64
Investment Activities:
Net investment income (loss)(b)	(0.25)	(0.28)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	(2.23)	0.14	1.66	1.69
Total from Investment Activities	(2.48)	(0.14)	1.43	1.46
Distributions to Shareholders From:
Net investment income	(0.46)	(0.04)	—	(0.32)
Net realized gain on investments	—	(0.51)	(0.67)	(0.80)
Total Distributions	(0.46)	(0.55)	(0.67)	(1.12)
Net Asset Value, End of Period	$8.11	$11.05	$11.74	$10.98
Total Return(c)	(22.43)%	(1.21)%	13.08%	13.96%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$350	$800	$29	$116
Ratios to Average Net Assets:
Gross expenses(d)	2.68%	2.86%	2.75%	2.73%
Net expenses(d)(e)	2.44%	2.55%	2.48%	2.37%
Net investment income (loss)(d)	(2.42)%	(2.47)%	(2.34)%	(2.27)%
Portfolio turnover(f)	0%	0%	0%	0%

(a)	Commenced operations on March 28, 2013.
(b)	Calculated based on average shares outstanding.
(c)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(d)	Annualized for periods less than one year.
(e)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

87

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Trend Fund - Class I
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period ended December 31, 2013(a)
Net Asset Value, beginning of period	$11.26	$11.91	$11.02	$10.00
Investment Activities:
Net investment income (loss)(b)	(0.15)	(0.17)	(0.13)	(0.14)
Net realized and unrealized gain (loss) on investments	(2.28)	0.14	1.69	2.34
Total from Investment Activities	(2.43)	(0.03)	1.56	2.20
Distributions to Shareholders From:
Net investment income	(0.61)	(0.11)	—	(0.38)
Net realized gain on investments	—	(0.51)	(0.67)	(0.80)
Total Distributions	(0.61)	(0.62)	(0.67)	(1.18)
Net Asset Value, End of Period	$8.22	$11.26	$11.91	$11.02
Total Return(c)	(21.58)%	(0.33)%	14.21%	22.24%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$37,499	$55,306	$38,290	$72,325
Ratios to Average Net Assets:
Gross expenses(d)	1.69%	1.84%	1.74%	1.73%
Net expenses(d)(e)	1.44%	1.55%	1.48%	1.37%
Net investment income (loss)(d)	(1.41)%	(1.46)%	(1.33)%	(1.27)%
Portfolio turnover(f)	0%	0%	0%	0%

(a)	Commenced operations on January 2, 2013.
(b)	Calculated based on average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

88

Salient Funds Privacy Policy

The Funds appreciate the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of the Salient Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

89

Appendix I—Description of Market Indices

Alerian MLP Index: The Alerian MLP Index is a composite of the 50 most prominent energy MLPs that provides investors with an unbiased, comprehensive benchmark for the MLP asset class. The index is calculated using a float-adjusted, capitalization waited methodology.

Bloomberg Barclays US Aggregate Bond Index: The Bloomberg Barclays US Aggregate Bond Index represents a broad-based measure of the global investment-grade fixed income markets, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays BTOP 50 Index: The Barclays BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50.

MSCI ACWI Total Return: The MSCI ACWI (All Country World Index) Total Return is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

S&P 500 Index: The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Appendix II—Related Performance of a Comparable Fund

The performance information shown below is the performance of a comparable mutual fund (“Comparable Fund”) for which the Sub-Advisor of the Salient Tactical Plus Fund served as investment sub-advisor and Mr. Guptill served as sole portfolio manager from December 31, 2010 through October 31, 2012. In its capacity as sub-advisor, the Sub-Advisor maintained full discretionary authority over the selection of investments for the Comparable Fund. Mr. Guptill, portfolio manager of the Fund, was solely responsible for the performance of the Comparable Fund for the period shown. During such period, December 31, 2010 through October 31, 2012, the Comparable Fund was the only fund or other account that the Sub-Advisor managed with an investment objective and investment policies and strategies substantially similar to those of the Fund.

The Comparable Fund is a separate fund, and the performance of the Comparable Fund shown below is provided to illustrate the past performance of a substantially similar mutual fund managed by the Sub-Advisor and the portfolio manager as measured against a broad-based market index, the S&P 500 Index. Because of the similarities between the Salient Tactical Plus Fund and the Comparable Fund, this information may help provide an indication of the Salient Tactical Plus Fund’s risks by showing how a similar Comparable Fund has performed historically. The performance of the Comparable Fund, however, is not the performance of the Salient Tactical Plus Fund, and you should not assume that the Salient Tactical Plus Fund will have the same performance as the Comparable Fund. The performance of the Salient Tactical Plus Fund may be greater or less than the performance of the Comparable Fund due to, among other things, the number of the holdings in and composition of the Salient Tactical Plus Fund’s portfolio, as well as the asset size and cash flow differences between the Salient Tactical Plus Fund and the Comparable Fund. The performance of the Comparable Fund has been calculated net of any fees and expenses, including sales loads, that were applicable to the Comparable Fund during the period shown. The performance information of the Comparable Fund has not been adjusted to reflect the expenses of the Salient Tactical Plus Fund, which are lower than the expenses of the Comparable Fund during the period shown. The expense ratio of each class of the Comparable Fund as of October 31, 2012 is shown below.

The following is NOT the Fund’s performance or indicative of the Salient Tactical Plus Fund’s future performance.

	3 Month Period (through 10/31/12)	Year-to-Date (through 10/31/12)	One-Year Period (through 10/31/12)	Calendar Year 2011	Since Inception (12/31/10) through 10/31/12
Investor Class	4.15%	9.57%	4.81%	(3.65)%	3.00%
Institutional Class	4.25%	9.86%	5.19%	(3.29)%	3.36%
S&P 500 Index(1)	2.96%	14.29%	15.21%	2.11%	8.79%

1

The S&P 500® Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Index results assume the reinvestment of all capital gain and dividend distributions. An investment cannot be made directly into an index.

Comparable Fund Class Inception Dates and Expense Ratios

Share Class	Inception Date	Gross Expense Ratio*	Net Expense Ratio*
Investor Class	12/31/2010	2.75%	2.34%
Institutional Class	12/31/2010	2.40%	1.99%

*	As of October 31, 2012.

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Investment Advisors
Salient Advisors, L.P. Salient Capital Advisors, LLC Sub-Advisors
Broadmark Asset Management, LLC Salient Tactical Plus Fund Administrator ALPS Fund Services, Inc. Distributor Foreside Fund Services, LLC Counsel K&L Gates LLP	Independent Registered Public Accounting Firm KPMG LLP Custodian Citibank, N.A. Transfer Agent FIS Investor Services, LLC

Salient Adaptive Growth Fund

Salient MLP & Energy Infrastructure Fund

Salient Tactical Plus Fund

Salient Trend Fund

Salient Adaptive Growth Fund

Salient MLP & Energy Infrastructure Fund

Salient Tactical Plus Fund

Salient Trend Fund

Want More Information?

You can find out more about our Funds by reviewing the following documents:

Annual and Semi-Annual Reports

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of a Fund and includes a summary of the Fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI for each Fund has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

How Do I Obtain a Copy of These Documents?

There are several ways you can get a current annual/semiannual report (when available), prospectus or SAI from Salient:

1.	Call or write, and copies will be sent to you free of charge: Salient MF Trust, P.O. Box 182607, Columbus, Ohio 43218-2607, 1-866-667-9228. Or go to www.salientpartners.com and download a free copy.

2.	Write to the Public Reference Section of the SEC and ask them to mail you a copy. Public Reference Section of the SEC Washington, D.C. 20549-1520. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling: (202) 551-8090.

3.	Go to the EDGAR database on the SEC’s website at www.sec.gov and download a free text-only copy.

4.	After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-22678

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